CLASS A, CLASS B, CLASS C AND CLASS I SHARES
                             AETNA SERIES FUND, INC.


             STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 30, 2000,
                            AS AMENDED JULY 11, 2000



This Statement of Additional Information (Statement) is not a Prospectus and should be read in conjunction with the current Prospectuses for Aetna Series Fund, Inc. (Company), each dated March 1, 2000, for the following funds (Funds). Capitalized terms not defined herein are used as defined in the Prospectuses.


CAPITAL APPRECIATION FUNDS
Aetna Growth Fund (Growth)
Aetna International Fund (International)
Aetna Mid Cap Fund (Mid Cap)
Aetna Small Company Fund (Small Company)
Aetna Value Opportunity Fund (Value Opportunity)
Aetna Technology Fund (Technology)

GROWTH & INCOME FUNDS
Aetna Balanced Fund (Balanced)
Aetna Growth and Income Fund (Growth and Income)
Aetna Real Estate Securities Fund (Real Estate)

INCOME FUNDS
Aetna Bond Fund (Bond Fund)
Aetna Government Fund
Aetna High Yield Fund (High Yield)
Aetna Money Market Fund (Money Market)

INDEX PLUS FUNDS
Aetna Index Plus Bond Fund (Index Plus Bond)
Aetna Index Plus Large Cap Fund (Index Plus Large Cap)
Aetna Index Plus Mid Cap Fund (Index Plus Mid Cap)
Aetna Index Plus Small Cap Fund (Index Plus Small Cap)

GENERATION FUNDS
Aetna Ascent Fund (Ascent)
Aetna Crossroads Fund (Crossroads)
Aetna Legacy Fund (Legacy)

The Funds' Financial Statements and the independent auditors' reports thereon, included in the Company's Annual Reports, are incorporated herein by reference in this Statement. A free copy of the Company's Annual Reports and each Prospectus is available upon request by writing to: Aetna Series Fund, Inc., 10 State House Square, Hartford, Connecticut 06103-3602, or by calling:
1-800-238-6254.

                                TABLE OF CONTENTS

GENERAL INFORMATION..........................................................3

ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES..............................4

INVESTMENT TECHNIQUES AND RISK FACTORS.......................................6

DIRECTORS AND OFFICERS......................................................20

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS..................................22

THE INVESTMENT ADVISORY AGREEMENTS..........................................23


THE SUBADVISORY AGREEMENT...................................................27

THE ADMINISTRATIVE SERVICES AGREEMENT.......................................27

CUSTODIAN...................................................................29

TRANSFER AGENT..............................................................29

INDEPENDENT AUDITORS........................................................29

PRINCIPAL UNDERWRITER.......................................................30

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS.........................30

PURCHASE AND REDEMPTION OF SHARES...........................................34

BROKERAGE ALLOCATION AND TRADING POLICIES...................................37

SHAREHOLDER ACCOUNTS AND SERVICES...........................................39

NET ASSET VALUE.............................................................40

TAX STATUS..................................................................41

PERFORMANCE INFORMATION.....................................................42

FINANCIAL STATEMENTS........................................................48

                               GENERAL INFORMATION

Incorporation The Company was incorporated under the laws of Maryland on June 17, 1991.

Series and Classes The Company currently offers multiple series, not all of which are offered through this Statement and the corresponding Prospectuses. The Board of Directors (Board) has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into four classes: Class A, Class B, Class C and Class I. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class.

Capital Stock   Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights, except that each Fund's Class B shares automatically convert to Class A shares after 8 years. Each share of a Fund has the same rights to share in dividends declared by a Fund. Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Voting Rights   Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares of each class held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.


The Company's charter may be amended if the amendment is declared advisable by the Directors and approved by shareholders of the Company by the affirmative vote of a majority of all the votes entitled to be cast on the matter.


Shareholder Meetings   The Company is not required, and does not intend, to hold
annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (1940 Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

1940 Act Classification   The Company is an open-end management investment
company, as that term is defined under the 1940 Act. Each Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

As a matter of operating policy, Money Market may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7 under the 1940 Act), except that Money Market may invest up to 25% of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (1), as set forth below, would give Money Market the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

The investment objectives and certain investment policies of each Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of that Fund. This means the lesser of (a) 67% of the shares of a Fund present at a shareholders' meeting if the holders of more than 50% of the shares of that Fund then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, a Fund will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) except for Real Estate and Technology, concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, for Ascent, Crossroads and Legacy (collectively referred to as the "Generation Funds"), real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not apply to any Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         Additionally for Money Market, investments in the following shall not be subject to the 25% limitation: securities invested in, or repurchase agreements for, U.S. Government securities, certificates of deposit, bankers' acceptances, and securities of banks;

(3) make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund (other than Money Market) may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;

(5) except for Real Estate, purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may (other than Money Market) enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

(7) borrow money, except that (i) a Fund (other than Money Market) may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund (other than Money Market) may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test;

(8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Fund will not:

(1) except for Technology, make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this Statement and in the Prospectuses;

(2) except for International and the Generation Funds, invest more than 25% (35% for High Yield) of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). Money Market may only purchase foreign securities or obligations that are U.S.-dollar denominated;

(3) invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(5) invest more than 15% (10% for Money Market, Index Plus Bond, Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A under, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. Aeltus Investment Management, Inc. (Aeltus), the investment adviser, or Elijah Asset Management, LLC (EAM), subadviser to Technology, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

(6) except for High Yield, invest more than 15% (10% for Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's (S&P) or Baa3 by Moody's Investors Service, Inc.
         (Moody's), or, if unrated, considered by Aeltus to be of comparable quality).

Where a Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number (2), industry classifications are determined in accordance with the classifications established by Standard & Poor's Corporation, except that the industry classifications for Growth are determined in accordance with the classifications established by the Frank Russell Corporation and the industry classifications for International have been selected by Aeltus. Aeltus believes that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

Money Market will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest short-term credit rating by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and meet certain other conditions of Rule 2a-7 under the 1940 Act. High-quality securities may also include unrated securities if Aeltus determines the security to be of comparable quality.

The remainder of Money Market's assets will be invested in securities rated within the two highest short term rating categories by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and unrated securities if Aeltus determines the security to be of comparable quality. With respect to this group of securities, Money Market generally may not, however, invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of a single issuer.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

Options, Futures and Other Derivative Instruments

Each Fund may use certain derivative instruments as a means of achieving its investment objective. For purposes other than hedging, a Fund will invest no more than 5% of its assets in derivatives that at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters and interest-only and principal-only debt instruments.

Each Fund (except Money Market) may use the derivative instruments described below and in the Prospectuses. Derivatives that may be used by a Fund (other than Money Market) include forward contracts, swaps, structured notes, futures and options. Each Fund may invest up to 30% of its assets in lower risk derivatives for hedging purposes, or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Mortgage-related and asset-backed securities other than those described in the preceding paragraph, STRIPS (Separate Trading of Registered Interest and Principal of Securities) and forward exchange contracts are not subject to this 30% limitation.

The following provides additional information about those derivative instruments each Fund (except Money Market) may use.

Futures Contracts   Each Fund may enter into futures contracts and options
thereon subject to the restrictions described below under "Additional Restrictions on the Use of Futures and Option Contracts." A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

A Fund can buy and write (sell) options on futures contracts. A Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Fund's total assets (100% in the case of Ascent and 60% in the case of Crossroads) at market value at the time of entering into a contract and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts. See "Call and Put Options" below for additional restrictions.

Call and Put Options Each Fund may purchase and write (sell) call options and put options on securities, indices and futures as discussed in the Prospectuses, subject to the restrictions described in this section and under "Additional Restrictions on the Use of Futures and Option Contracts." A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of Aeltus (or EAM, in the case of Technology).

Each Fund, except the Generation Funds, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A Fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. No Fund may buy put options if more than 3% of its assets immediately following such purchase would consist of put options. The Funds may purchase call and sell put options on equity securities only to close out positions previously opened; the Generation Funds are not subject to this restriction. No Fund will write a call option on a security unless the call is "covered" (i.e., it already owns the underlying security). Securities it "already owns" include any stock which it has the right to acquire without any additional payment, at its discretion for as long as the call remains outstanding. This restriction does not apply to the writing of calls on securities indices or futures contracts. The Funds will not write call options on when-issued securities. The Funds purchase call options on indices primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

A Fund may write calls on securities indices and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

A Fund may purchase put options when Aeltus (or EAM, in the case of Technology) believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Foreign Futures Contracts and Foreign Options The Funds may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA) nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Options on Foreign Currencies Each Fund may write and purchase calls on foreign currencies. A Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

Additional Restrictions on the Use of Futures and Option Contracts CFTC regulations require that to prevent a Fund from being a commodity pool the Funds enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, each Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Forward Exchange Contracts Each Fund may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of Aeltus (or EAM, in the case of Technology) to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

Each Fund may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Fund of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, Aeltus must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

Swap Transactions Each Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. Swap transactions are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Mortgage-Related Debt Securities

Money Market, Aetna Government Fund, Bond Fund, Growth and Income, High Yield, Balanced, Real Estate, Index Plus Bond and the Generation Funds may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.

Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government such as GNMA or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter the cash flow.

Asset-Backed Securities

Each Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

The collateral behind certain asset-backed securities (such as CARs and CARDs) tends to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

STRIPS (Separate Trading of Registered Interest and Principal of Securities)

Each Fund may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Additional Risk Factors in Using Derivatives

In addition to any risk factors which may be described elsewhere in this section, or in the Prospectuses, the following sets forth certain information regarding the potential risks associated with a Fund's transactions in derivatives.

Risk of Imperfect Correlation   A Fund's ability to hedge effectively all or a
portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the assets being hedged. If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

Potential Lack of a Liquid Secondary Market   Prior to exercise or expiration, a
futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio, or the relevant portion thereof.

The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements   Investments in futures contracts on
fixed income securities and related indices involve the risk that if Aeltus' (or EAM's, in the case of Technology) judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Trading and Position Limits   Each contract market on which futures and option
contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Company does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds.

Counterparty Risk   With some derivatives, whether used for hedging or
speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

Funds' Investment in Equity and Debt Securities

Each Fund may invest in equity and debt securities (except that Aetna Government Fund and Money Market may not invest in equity securities). Equity securities are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default which will be greater with higher-yielding, lower-grade securities. International may hold up to 10% of its total assets in long-term debt securities with an S&P or Moody's rating of AA/Aa or above, or, if unrated, are considered by Aeltus to be of comparable quality. Technology may only invest in investment grade debt securities, which are debt securities with an S&P or Moody's rating of BBB/Baa or above or, if unrated, are considered by EAM to be of comparable quality. Balanced generally maintains at least 25% of its total assets in debt securities.

Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards approved by the Board. Under a repurchase agreement, a Fund may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of a Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from a Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, a Fund's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

Variable Rate Demand and Floating Rate Instruments

Each Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities.

Foreign Securities

All Funds may invest in foreign securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Because the Funds (other than Money Market) may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Company might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All these risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East, than in more established markets, such as Western Europe.

Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

High-Yield Bonds

All Funds, except International, Technology, Aetna Government Fund and Money Market, may invest in high-yield bonds, subject to the limits described above and in the Prospectuses. High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's and S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by Aeltus. These securities include:

(a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;

(b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

(c)  any securities convertible into any of the foregoing.

Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Fund's net asset values. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's objectives, Aeltus seeks to identify situations in which Aeltus believes that future developments will enhance the creditworthiness and the ratings of the issuer.

Some of the risks associated with high-yield bonds include:

Sensitivity to Interest Rate and Economic Changes   High-yield bonds are more
sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's net asset values. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

Payment Expectations   High-yield bonds present risks based on payment
expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks   Some issuers of high-yield bonds may be traded
among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

Limitations of Credit Ratings   The credit ratings assigned to high-yield bonds
may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Fund's investment objective may be more dependent on Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.

Zero Coupon and Pay-in-Kind Securities

Each Fund may invest in zero coupon securities and all Funds (except Money Market) may invest in pay-in-kind securities. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

Convertibles

All Funds except Aetna Government Fund may invest in convertible securities. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Real Estate Securities

All Funds except Aetna Government Fund may invest in real estate securities, including interests in real estate investment trusts (REITs), real estate development, real estate operating companies, and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both.

Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

Equity Securities of Smaller Companies

All Funds other than Bond Fund, Aetna Government Fund, Money Market and Index Plus Bond may invest in equity securities issued by U.S. companies with smaller market capitalizations. These companies may be in an early developmental stage or may be older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small-capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies. Securities of small-capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the company and its securities. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.

Supranational Agencies

Each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

Borrowing

Each Fund may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Funds may borrow for leveraging purposes only if after the borrowing, the value of the Funds' net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Fund since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds. The Funds do not intend to borrow for leveraging purposes, except that they may invest in leveraged derivatives which have certain risks as outlined above.

Bank Obligations

Each Fund may invest in obligations issued by domestic or foreign banks (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit).

Short Sales

Technology may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which an unowned security is sold, in anticipation of a decline in the market value of that security. To complete such a transaction, the security must be borrowed to make delivery to the buyer. The borrower (or short seller) then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold. Until the security is replaced, the borrower is required to repay the lender any dividends or interest that accrue during the period of the loan. The borrower may also be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. There are also transaction costs incurred in effecting short sales.

A loss may be incurred as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the borrowed security is replaced. A gain will be realized if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses required to be paid in connection with a short sale. An increase in the value of a security sold short over the price at which it was sold short will result in a loss, and there can be no assurance that the position may be closed out at any particular time or at an acceptable price.

Maturity Policies

The average dollar-weighted maturity of securities in Money Market's portfolio will not exceed ninety days. In addition, all investments in Money Market's portfolio will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 calendar days or less.

Portfolio Turnover

The portfolio turnover rate for Mid Cap was significantly higher in 1999 than in 1998 because of increased volatility in the market for mid cap stocks. The portfolio turnover rate for Balanced was significantly higher in 1999 than in 1998 because of a change in portfolio managers for the small cap component, which led to a reallocation of Fund assets. The portfolio turnover rate for Index Plus Bond was significantly higher in 1999 than in 1998 because of a change in portfolio managers and a shift toward a more active investment management process. The portfolio turnover rate for Bond Fund was significantly higher in 1999 than in 1998 because of a shift toward a more active investment management process. The portfolio turnover rate for Ascent was significantly higher in 1999 than in 1998 because of increased volatility in the market for small and mid-cap stocks, increased volatility in the quantitative rankings used in managing the Fund, and a shift toward a more active investment management process with respect to fixed-income investments.

                             DIRECTORS AND OFFICERS

The investments and administration of the Company are under the supervision of the Board. The Directors and executive officers of the Company and their principal occupations for the past five years are listed below. Those Directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). Directors and officers hold the same positions with other investment companies in the same Fund Complex: Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc. and Aetna Variable Portfolios, Inc.


--------------------------------- ------------------------------ ---------------------------------------------------
                                                                  PRINCIPAL OCCUPATION DURING PAST FIVE YEARS (AND
                                                                     POSITIONS HELD WITH AFFILIATED PERSONS OR
             NAME,                      POSITION(S) HELD               PRINCIPAL UNDERWRITERS OF THE COMPANY)
        ADDRESS AND AGE                 WITH THE COMPANY
--------------------------------- ------------------------------ ---------------------------------------------------


J. Scott Fox*                     Director and President         Director, Managing Director, Chief Operating
10 State House Square             (Principal Executive Officer)  Officer, Chief Financial Officer, Aeltus
Hartford, Connecticut                                            Investment Management, Inc., October 1997 to
Age 45                                                           present; Director, Managing Director, Chief
                                                                 Operating Officer, Chief Financial Officer, Aeltus
                                                                 Capital, Inc., November 1997 to present;
                                                                 Director and Senior Vice President, Aetna Life
                                                                 Insurance and Annuity Company, March 1997 to
                                                                 February 1998; Director, Managing Director,
                                                                 Chief Operating Officer, Chief Financial
                                                                 Officer and Treasurer, Aeltus, April 1994 to
                                                                 March 1997.

--------------------------------- ------------------------------ ---------------------------------------------------

Wayne F. Baltzer                  Vice President                 Vice President, Aeltus Capital, Inc., May 1998 to
10 State House Square                                            present; Vice President, Aetna Investment
Hartford, Connecticut                                            Services, Inc., July 1993 to May 1998.
Age 56
--------------------------------- ------------------------------ ---------------------------------------------------

Albert E. DePrince, Jr.           Director                       Professor, Middle Tennessee State University,
3029 St. Johns Drive                                             1991 to present.
Murfreesboro, Tennessee
Age 59
--------------------------------- ------------------------------ ---------------------------------------------------

Stephanie A. DeSisto              Vice President,                Vice President, Mutual Fund Accounting, Aeltus
10 State House Square             Treasurer and Chief            Investment Management, Inc., November 1995 to
Hartford, Connecticut             Financial Officer (Principal   present; Director, Mutual Fund Accounting, Aetna
Age 46                            Financial and Accounting       Life Insurance and Annuity Company, August 1994
                                  Officer)                       to November 1995.
--------------------------------- ------------------------------ ---------------------------------------------------

Amy R. Doberman                   Secretary                      General Counsel, Aeltus Investment Management,
10 State House Square                                            Inc., February 1999 to present; Vice President,
Hartford, Connecticut                                            General Counsel and Secretary, Aeltus Capital,
Age 38                                                           Inc., April 1998 to present; Counsel, Aetna
                                                                 Retirement Services, Inc., December 1996 to
                                                                 present; Attorney, Securities and Exchange
                                                                 Commission, March 1990 to November 1996.
--------------------------------- ------------------------------ ---------------------------------------------------

--------------------------------- ------------------------------ ---------------------------------------------------

Maria T. Fighetti                 Director                       Manager/Attorney, Health Services, New York City
325 Piermont Road                                                Department of Mental Health, Mental Retardation
Closter, New Jersey                                              and Alcohol Services, 1973 to present.
Age 56
--------------------------------- ------------------------------ ---------------------------------------------------

David L. Grove                    Director                       Private Investor; Economic/Financial Consultant,
5 The Knoll                                                      December 1985 to present.
Armonk, New York
Age 82
--------------------------------- ------------------------------ ---------------------------------------------------

John Y. Kim*                      Director                       Director, President, Chief Executive Officer,
10 State House Square                                            Chief Investment Officer, Aeltus Investment
Hartford, Connecticut                                            Management, Inc., December 1995 to present;
Age 39                                                           Director and President, Aeltus Capital, Inc.,
                                                                 March 1996 to present; President and Chief
                                                                 Investment Officer, Aetna Life Insurance and
                                                                 Annuity Company, May 2000 to present; Director,
                                                                 Aetna Life Insurance and Annuity Company,
                                                                 February 1995 to present; Senior Vice President,
                                                                 Aetna Life Insurance and Annuity Company,
                                                                 September 1994 to May 2000.
--------------------------------- ------------------------------ ---------------------------------------------------

Sidney Koch                       Director                       Financial Adviser, self-employed, January 1993 to
455 East 86th Street                                             present.
New York, New York
Age 65
--------------------------------- ------------------------------ ---------------------------------------------------

Frank Litwin                      Vice President                 Managing Director, Aeltus Investment Management,
10 State House Square                                            Inc., August 1997 to present; Managing Director,
Hartford, Connecticut                                            Aeltus Capital, Inc., May 1998 to present; Vice
Age 50                                                           President, Fidelity Investments Institutional
                                                                 Services Company, April 1992 to August 1997.
--------------------------------- ------------------------------ ---------------------------------------------------

Shaun P. Mathews*                 Director                       Vice President/Senior Vice President, Aetna Life
151 Farmington Avenue Hartford,                                  Insurance and Annuity Company, March 1991 to
Connecticut                                                      present; Director, Aetna Life Insurance and Annuity
Age 44                                                           Company, March 1991 to May 2000; Director, Aetna
                                                                 Investment Services, Inc., July 1993 to present;
                                                                 Senior Vice President, Aetna Investment Services,
                                                                 Inc., July 1993 to February 1999.

--------------------------------- ------------------------------ ---------------------------------------------------

Corine T. Norgaard                Director                       Dean of the Barney School of Business, University
556 Wormwood Hill                                                of Hartford (West Hartford, CT), August 1996 to
Mansfield Center, Connecticut                                    present; Professor, Accounting and Dean of the
Age 63                                                           School of Management, SUNY Binghamton
                                                                 (Binghamton, NY), August 1993 to August 1996.
--------------------------------- ------------------------------ ---------------------------------------------------

Richard G. Scheide                Director                       Trust and Private Banking Consultant, David Ross
11 Lily Street                                                   Palmer Consultants, July 1991 to present.
Nantucket, Massachusetts
Age 71
--------------------------------- ------------------------------ ---------------------------------------------------

During the year ended October 31, 1999, members of the Board who are also directors, officers or employees of Aetna Inc. and its affiliates were not entitled to any compensation from the Company. For the year ended October 31, 1999, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

---------------------------------------- ------------------------------------- -------------------------------------
                                                                                 TOTAL COMPENSATION FROM THE
            NAME OF PERSON                 AGGREGATE COMPENSATION FROM            COMPANY AND FUND COMPLEX
               POSITION                            THE COMPANY                        PAID TO DIRECTORS
---------------------------------------- ------------------------------------- -------------------------------------

Corine Norgaard                                        $10,103                               $73,500
Director
---------------------------------------- ------------------------------------- -------------------------------------

Sidney Koch                                             10,103                                73,500
Director
---------------------------------------- ------------------------------------- -------------------------------------

Maria T. Fighetti*                                      10,361                                75,375
Director
---------------------------------------- ------------------------------------- -------------------------------------

Richard G. Scheide                                      10,790                                78,500
Director, Chairperson
Audit Committee
---------------------------------------- ------------------------------------- -------------------------------------

David L. Grove*                                         10,790                                78,500
Director
---------------------------------------- ------------------------------------- -------------------------------------


Albert E. DePrince, Jr.**                               10,361                                75,375
Director, Chairperson
Contract Committee

---------------------------------------- ------------------------------------- -------------------------------------

* During the year ended October 31, 1999, Ms. Fighetti and Dr. Grove deferred $24,000 and $78,500, respectively, of their compensation from the Fund Complex.
** Dr. DePrince replaced Dr. Grove as Chairperson of the Contract Committee as of April 2000.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of May 31, 2000, Aetna Life Insurance and Annuity Company (Aetna), a Connecticut corporation, and its affiliates had the following interest in the Funds, through direct ownership or through one of Aetna's separate accounts:

                                                                      % Aetna and its affiliates
                                                                      --------------------------
                                             -----------------------------------------------------------------------------
                                                       Class I             Class A           Class B           Class C
                                                       -------             -------           -------           -------
Aetna Bond Fund                                        52.27%
Aetna Government Fund                                  67.55%                                 63.17%
Aetna High Yield Fund                                  98.86%              10.99%
Aetna Index Plus Bond Fund                             99.76%              16.31%                               24.23%
Aetna Index Plus Large Cap Fund                        42.75%
Aetna Index Plus Mid Cap Fund                          94.50%               2.12%
Aetna Index Plus Small Cap Fund                        97.98%               3.61%
Aetna International Fund                               17.62%
Aetna Mid Cap Fund                                     97.79%              19.59%             83.13%            68.38%
Aetna Money Market Fund                                47.43%
Aetna Real Estate Securities Fund                      96.98%               9.53%             92.69%            48.64%
Aetna Small Company Fund                               26.59%
Aetna Technology Fund                                  56.04%               2.34%                                6.97%
Aetna Value Opportunity Fund                           94.08%               2.33%                               27.48%
Aetna Ascent Fund                                      80.90%                                 80.73%
Aetna Crossroads Fund                                  77.52%                                 95.89%
Aetna Legacy                                           70.08%                                 91.81%
Aetna Growth Fund                                      15.85%
Aetna Growth and Income Fund                           15.63%
Aetna Balanced Fund                                    26.79%

Shares of the Funds held beneficially by Aetna and its affiliates are voted in the same proportion as shares held by non-Aetna shareholders of that Fund.

As of March 31, 2000, officers and Directors owned less than 1% of the outstanding shares of any of the Funds.

Aetna is an indirect parent company of Aeltus. Aetna is also an indirect wholly owned subsidiary of Aetna Retirement Services, Inc., which is in turn an indirect wholly owned subsidiary of Aetna Inc. Aetna's principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156. Aetna is registered with the Commission as an investment adviser.

                       THE INVESTMENT ADVISORY AGREEMENTS

The Company, on behalf of each Fund, has entered into investment advisory agreements (Advisory Agreements) appointing Aeltus as the Investment Adviser of each Fund. Under the Advisory Agreements and subject to the supervision of the Board, Aeltus has responsibility for supervising all aspects of the operations of each Fund including the selection, purchase and sale of securities. Under the Advisory Agreements, Aeltus is given the right to delegate any or all of its obligations to a subadviser. Aeltus is an indirect wholly owned subsidiary of Aetna Inc., a publicly-owned holding company whose principal operating subsidiaries engage in the health benefits, insurance and financial services businesses in the U.S. and internationally.

The Advisory Agreements provide that Aeltus is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as Directors and officers of the Company and that each Fund is responsible for payment of all other of its costs.

Advisory Fees for each Fund are allocated to a particular class on the basis of the net assets of that class in relation to the net assets of the Fund. Listed below are the Advisory Fees that Aeltus is entitled to receive from each Fund at an annual rate based on average daily net assets of each Fund:

                                     ADVISORY FEE                ASSETS
CAPITAL APPRECIATION FUNDS
Growth                                  0.700%            On first $250 million
                                        0.650%            On next $250 million
                                        0.625%            On next $250 million
                                        0.600%            On next $1.25 billion
                                        0.550%            Over $2 billion

International                           0.850%            On first $250 million
                                        0.800%            On next $250 million
                                        0.775%            On next $250 million
                                        0.750%            On next $1.25 billion
                                        0.700%            Over $2 billion

Mid Cap                                 0.750%            On first $250 million
                                        0.700%            On next $250 million
                                        0.675%            On next $250 million
                                        0.650%            On next $1.25 billion
                                        0.600%            Over $2 billion

Small Company                         0.850%            On first $250 million
                                      0.800%            On next $250 million
                                      0.775%            On next $250 million
                                      0.750%            On next $1.25 billion
                                      0.725%            Over $2 billion

Value Opportunity                     0.700%            On first $250 million
                                      0.650%            On next $250 million
                                      0.625%            On next $250 million
                                      0.600%            On next $1.25 billion
                                      0.550%            Over $2 billion

Technology                            1.050%            On first $500 million
                                      1.025%            On next $500 million
                                      1.000%            Over $1 billion

GROWTH & INCOME FUNDS
Balanced                              0.800%            On first $500 million
                                      0.750%            On next $500 million
                                      0.700%            On next $1 billion
                                      0.650%            Over $2 billion

Growth and Income                     0.700%            On first $250 million
                                      0.650%            On next $250 million
                                      0.625%            On next $250 million
                                      0.600%            On next $1.25 billion
                                      0.550%            Over $2 billion

Real Estate                           0.800%            On first $250 million
                                      0.750%            On next $250 million
                                      0.725%            On next $250 million
                                      0.700%            On next $1.25 billion
                                      0.650%            Over $2 billion

INCOME FUNDS
Bond Fund                             0.500%            On first $250 million
                                      0.475%            On next $250 million
                                      0.450%            On next $250 million
                                      0.425%            On next $1.25 billion
                                      0.400%            Over $2 billion

Aetna Government Fund                 0.500%            On first $250 million
                                      0.475%            On next $250 million
                                      0.450%            On next $250 million
                                      0.425%            On next $1.25 billion
                                      0.400%            Over $2 billion

High Yield                            0.650%            On first $250 million
                                      0.600%            On next $250 million
                                      0.575%            On next $250 million
                                      0.550%            On next $1.25 billion
                                      0.500%            Over $2 billion

Money Market                          0.400%            On first $500 million
                                      0.350%            On next $500 million
                                      0.340%            On next $1 billion
                                      0.330%            On next $1 billion
                                      0.300%            Over $3 billion

INDEX PLUS FUNDS
Index Plus Bond                       0.350%            On first $500 million
                                      0.325%            On next $250 million
                                      0.300%            On next $1.25 billion
                                      0.275%            Over $2 billion

Index Plus Large Cap                  0.450%            On first $500 million
                                      0.425%            On next $250 million
                                      0.400%            On next $1.25 billion
                                      0.375%            Over $2 billion

Index Plus Mid Cap                    0.450%            On first $500 million
                                      0.425%            On next $250 million
                                      0.400%            On next $1.25 billion
                                      0.375%            Over $2 billion

Index Plus Small Cap                  0.450%            On first $500 million
                                      0.425%            On next $250 million
                                      0.400%            On next $1.25 billion
                                      0.375%            Over $2 billion

GENERATION FUNDS
Ascent Fund                           0.800%            On first $500 million
                                      0.775%            On next $500 million
                                      0.750%            On next $500 million
                                      0.725%            On next $500 million
                                      0.700%            Over $2 billion

Crossroads Fund                       0.800%            On first $500 million
                                      0.775%            On next $500 million
                                      0.750%            On next $500 million
                                      0.725%            On next $500 million
                                      0.700%            Over $2 billion

Legacy Fund                           0.800%            On first $500 million
                                      0.775%            On next $500 million
                                      0.750%            On next $500 million
                                      0.725%            On next $500 million
                                      0.700%            Over $2 billion

For the years ended October 31, 1999, October 31, 1998 and October 31, 1997, investment advisory fees were paid to Aetna (investment adviser to the Funds prior to February 2, 1998) and Aeltus (for the period after February 2, 1998) as follows:

Year Ended October 31, 1999
---------------------------

                                   Total Investment                                   Net Advisory
Company Name                        Advisory Fees                 Waiver               Fees Paid
------------                       ----------------               ------              ------------

Growth                                 1,484,231                        0               1,484,231
International                            507,245                  107,259                 399,986
Mid Cap                                   43,756                   43,756                       0
Small Company                            488,647                   12,768                 475,879
Value Opportunity                         43,946                   43,946                       0
Balanced                               1,031,227                        0               1,031,227
Growth and Income                      4,374,490                        0               4,374,490
Real Estate                               35,653                   35,653                       0
Bond Fund                                226,218                   80,473                 145,745
Aetna Government Fund                     69,754                   69,754                       0
High Yield                                61,273                   61,273                       0
Money Market                           1,844,102                  658,067               1,186,035
Index Plus Bond                           53,157                   53,157                       0
Index Plus Large Cap                     667,633                   73,563                 594,070
Index Plus Mid Cap                        42,217                   42,217                       0
Index Plus Small Cap                      35,558                   35,558                       0
Ascent                                   409,705                   29,401                 380,304
Crossroads                               387,278                   37,728                 349,550
Legacy                                   242,377                   77,162                 165,215

Year Ended October 31, 1998
---------------------------

                                   Total Investment                                   Net Advisory
Company Name                        Advisory Fees                 Waiver                Fees Paid
------------                       ----------------               ------              ------------

Growth                                   809,670                        0                 809,670
International                            493,627                  110,044                 383,583
Mid Cap*                                  29,053                   29,053                       0
Small Company                            298,442                   40,629                 257,813
Value Opportunity**                       28,337                   28,337                       0
Balanced                                 955,035                        0                 955,035
Growth and Income                      4,429,415                        0               4,429,415
Real Estate**                             28,481                   28,481                       0
Bond Fund                                196,033                   87,410                 108,623
Aetna Government Fund                     62,424                   62,424                       0
High Yield**                              47,995                   47,995                       0
Money Market                           1,701,171                1,041,156                 660,015
Index Plus Bond*                          39,396                   39,396                       0
Index Plus Large Cap                     102,550                  102,550                       0
Index Plus Mid Cap***                     25,868                   25,868                       0
Index Plus Small Cap***                   24,996                   24,996                       0
Ascent                                   295,978                   69,924                 226,054
Crossroads                               295,895                   61,513                 234,382
Legacy                                   174,700                   94,604                  80,096

Year Ended October 31, 1997
---------------------------

                                    Total Investment                                    Net Advisory
Company Name                         Advisory Fees                 Waiver                Fees Paid
------------                        ----------------               ------               ------------

Growth                                   500,660                        0                 500,660
International                            639,565                        0                 639,565
Small Company                            238,340                        0                 238,340
Balanced                                 812,391                        0                 812,391
Growth and Income                      3,385,694                        0               3,385,694
Bond Fund                                163,110                  128,800                  34,310
Aetna Government Fund                     53,048                   53,048                       0
Money Market                           1,782,769                1,782,769                       0
Index Plus Large Cap****                  49,212                   49,212                       0
Ascent                                   202,834                   21,845                 180,989
Crossroads                               186,369                   19,968                 166,401
Legacy                                   151,110                   22,749                 128,361


    *Mid Cap and Index Plus Bond commenced operations on February 4, 1998.
     Investment Advisory Fees shown are for the period from February 4, 1998 to October 31, 1998.
   **Value Opportunity, Real Estate and High Yield commenced operations on
     February 2, 1998. Investment Advisory Fees shown are for the period from February 2, 1998 to October 31, 1998.
  ***Index Plus Mid Cap and Index Plus Small Cap commenced operations on
     February 3, 1998. Investment Advisory Fees shown are for the period from February 3, 1998 to October 31, 1998.
 ****Index Plus Large Cap commenced operations on December 10, 1996. Investment
     Advisory Fees shown are for the period from December 10, 1996 to October 31, 1997.

Bradley, Foster & Sargent, Inc. ("Bradley") served as subadviser of Value Opportunity from October 1, 1998 through December 31, 1999. For the years ended October 31, 1999 and October 31, 1998, Aeltus paid Bradley subadvisory fees of $9,190 and $629, respectively. The subadvisory agreement was terminated as of December 31, 1999.

                            THE SUBADVISORY AGREEMENT

Aeltus and the Company, on behalf of Technology, have entered into an agreement (Subadvisory Agreement) with EAM effective March 1, 2000 appointing EAM as subadviser of Technology. Aeltus owns 25% of the outstanding voting securities of EAM.

The Subadvisory Agreement gives EAM broad latitude to select securities for Technology consistent with the investment objective and policies of the Fund, subject to Aeltus' oversight. The Agreement contemplates that EAM will be responsible for all aspects of managing Technology, including trade execution. However, the Agreement contemplates that Aeltus will be primarily responsible for cash management.

For the services under the Subadvisory Agreement, EAM will receive an annual fee payable monthly as described in the Prospectuses. Subadvisory fees are allocated to a particular class on the basis of the net assets of that class in relation to the net assets of Technology.

                      THE ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to the Administrative Services Agreement, Aeltus acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The services provided by Aeltus include: (a) internal accounting services; (b) monitoring regulatory compliance, such as reports and filings with the Commission and state securities regulatory authorities; (c) preparing financial information for proxy statements; (d) preparing semiannual and annual reports to shareholders; (e) calculating net asset values; (f) preparation of certain shareholder communications; (g) supervision of the custodians and transfer agent; and (h) reporting to the Board.

For its services, Aeltus is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets.

For the years ended October 31, 1999, October 31, 1998 and October 31, 1997, administrative services fees were paid to Aeltus and Aetna (for the period January 1, 1997 to April 30, 1998) as follows:

Year Ended October 31, 1999
---------------------------

                                 Total Administrative          Administrator            Net Administrative
Company Name                        Services Fees                 Waiver                Services Fees Paid
------------                        -------------                 ------                ------------------

Growth                                   212,043                        0                        212,043
International                             59,676                        0                         59,676
Mid Cap                                    5,834                    5,834                              0
Small Company                             57,488                        0                         57,488
Value Opportunity                          6,278                    6,278                              0
Balanced                                 128,903                        0                        128,903
Growth and Income                        660,028                        0                        660,028
Real Estate                                4,457                    4,457                              0
Bond Fund                                 45,244                        0                         45,244
Aetna Government Fund                     13,951                   13,951                              0
High Yield                                 9,427                    9,427                              0
Money Market                             461,026                        0                        461,026
Index Plus Bond                           15,188                   15,188                              0
Index Plus Large Cap                     148,363                        0                        148,363
Index Plus Mid Cap                         9,381                    9,381                              0
Index Plus Small Cap                       7,902                    7,902                              0
Ascent                                    51,213                        0                         51,213
Crossroads                                48,410                        0                         48,410
Legacy                                    30,297                        0                         30,297

Year Ended October 31, 1998
---------------------------

                                 Total Administrative          Administrator            Net Administrative
Company Name                         Services Fees                Waiver                Services Fees Paid
------------                         -------------                ------                ------------------

Growth                                   149,789                        0                        149,789
International                             82,614                        0                         82,614
Mid Cap*                                   3,874                    3,874                              0
Small Company                             45,674                        0                         45,674
Value Opportunity**                        4,048                    4,048                              0
Balanced                                 162,126                        0                        162,126
Growth and Income                        903,105                        0                        903,105
Real Estate**                              3,560                    3,560                              0
Bond Fund                                 52,793                        0                         52,793
Aetna Government Fund                     16,722                   16,722                              0
High Yield**                               7,384                    7,384                              0
Money Market                             586,393                        0                        586,393
Index Plus Bond*                          11,256                   11,256                              0
Index Plus Large Cap                      27,653                    4,832                         22,821
Index Plus Mid Cap***                      5,748                    5,748                              0

Index Plus Small Cap***                    5,555                    5,555                              0
Ascent                                    47,924                        0                         47,924
Crossroads                                47,989                        0                         47,989
Legacy                                    28,950                        0                         28,950

Year Ended October 31, 1997
---------------------------

                                 Total Administrative          Administrator            Net Administrative
Company Name                         Services Fees                Waiver                Services Fees Paid
------------                         -------------                ------                ------------------

Growth                                   178,807                        0                        178,807
International                            188,108                        0                        188,108
Small Company                             70,100                        0                         70,100
Balanced                                 253,872                        0                        253,872
Growth and Income                      1,228,819                        0                      1,228,819
Bond Fund                                 81,555                        0                         81,555
Aetna Government Fund                     26,524                   26,524                              0
Money Market                           1,094,798                  175,308                        919,490
Index Plus Large Cap****                  27,340                   27,340                              0
Ascent                                    63,386                        0                         63,386
Crossroads                                58,240                        0                         58,240
Legacy                                    47,222                        0                         47,222


    *Mid Cap and Index Plus Bond commenced operations on February 4, 1998.
     Administrative Services Fees shown are for the period from February 4, 1998 to October 31, 1998.
   **Value Opportunity, Real Estate and High Yield commenced operations on
     February 2, 1998. Administrative Services Fees shown are for the period from February 2, 1998 to October 31, 1998.
  ***Index Plus Mid Cap and Index Plus Small Cap commenced operations on
     February 3, 1998. Administrative Services Fees shown are for the period from February 3, 1998 to October 31, 1998.
 ****Index Plus Large Cap commenced operations on December 10, 1996.
     Administrative Services Fees shown are for the period from December 10, 1996 to October 31, 1997.

                                    CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258, serves as custodian for the assets of all Funds except International. Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts, 02109, serves as custodian for the assets of International. Neither custodian participates in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

For portfolio securities which are purchased and held outside the U.S., Mellon Bank, N.A. and Brown Brothers Harriman & Company have entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                 TRANSFER AGENT

PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer agent and dividend-paying agent to the Funds.

                              INDEPENDENT AUDITORS

KPMG LLP, CityPlace II, Hartford, Connecticut 06103 serves as independent auditors to the Company. KPMG LLP provides audit services, assistance and consultation in connection with Commission filings.

                              PRINCIPAL UNDERWRITER


Shares of each Fund are offered on a continuous basis. Effective May 1, 1998, the Company's Board approved a change in the Company's principal underwriter from Aetna Investment Services, Inc. (AISI), 151 Farmington Avenue, Hartford, Connecticut 06156, to Aeltus Capital, Inc. (ACI), 10 State House Square, Hartford, Connecticut 06103-3602. ACI is a Connecticut corporation, and is a wholly owned subsidiary of Aeltus and an indirect wholly owned subsidiary of Aetna Inc. ACI has agreed to use its best efforts to distribute the shares as the principal underwriter of the Funds pursuant to an Underwriting Agreement between it and the Company.


               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Fund shares are distributed by ACI. With respect to Class A shares of the Funds (other than Money Market), ACI is paid an annual distribution fee at the rate of 0.25% of the value of average daily net assets attributable to those shares under a Distribution Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). With respect to Class B shares of the Funds, ACI is paid an annual distribution fee at the rate of 0.75% of the value of average daily net assets attributable to those shares under a Distribution Plan. With respect to Class C shares of the Funds (other than Money Market), ACI is paid an annual distribution fee at the rate of 0.75% (0.50% for the Index Plus Funds) of the value of average daily net assets attributable to those shares under a Distribution Plan. The distribution fee for a specific class may be used to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The distribution fee for Class B shares may also be used to pay the financing cost of accruing certain unreimbursed expenses. ACI may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.

Class B and Class C shares each are also subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1. Under the Class B Shareholder Services Plan, ACI is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class B shares of each Fund. Under the Class C Shareholder Services Plan, ACI is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class C shares of each Fund except Money Market. The Service Fee may be used by ACI to pay selling dealers and their agents for servicing and maintaining shareholder accounts.

ACI is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under each Distribution or Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

Prior to February 2, 1998, with respect to Adviser Class (redesignated Class A) shares, AISI received a Rule 12b-1 fee at the rate of 0.50% and a Shareholder Service fee at the rate of 0.25% (0.10% for Money Market) of the value of average daily net assets.

For the years ended October 31, 1999, 1998 and 1997, Shareholder Services and Distribution fees were paid to Aetna (principal underwriter of the Company prior to August 1, 1997), AISI (for the period August 1, 1997 through April 30, 1998) and ACI (for the period after May 1, 1998) as follows:

Year Ended October 31, 1999
---------------------------

Company Name                                    Total Underwriting Fees
------------                                    -----------------------

Growth                                                  $93,265
International                                            53,471

Mid Cap                                                   2,833
Small Company                                            47,171
Value Opportunity                                         4,741
Balanced                                                 46,064
Growth and Income                                       123,267
Real Estate                                               3,676
Bond Fund                                                22,641
Aetna Government Fund                                     8,320
High Yield                                                4,225
Money Market                                              1,192
Index Plus Bond                                           5,246
Index Plus Large Cap                                    267,873
Index Plus Mid Cap                                        8,318
Index Plus Small Cap                                      7,896
Ascent                                                   36,042
Crossroads                                               20,360
Legacy                                                   16,944

Year Ended October 31, 1998

Company Name                                    Total Underwriting Fees

Growth                                                  $34,543
International                                            60,303
Mid Cap*                                                    507
Small Company                                            29,313
Value Opportunity**                                         861
Balanced                                                 24,151
Growth and Income                                        65,703
Real Estate**                                               656
Bond Fund                                                 4,918
Aetna Government Fund                                     2,207
High Yield**                                                630
Money Market                                             26,009
Index Plus Bond*                                            616
Index Plus Large Cap                                     12,230
Index Plus Mid Cap***                                       608
Index Plus Small Cap***                                     682
Ascent                                                    5,795
Crossroads                                                5,009
Legacy                                                    4,820

Year Ended October 31, 1997

Company Name                                    Total Underwriting Fees

Growth                                                  $49,657
International                                           166,514
Small Company                                            37,758
Balanced                                                 37,922
Growth and Income                                        82,810
Bond Fund                                                 5,949
Aetna Government Fund                                     3,948
Money Market                                            141,236
Index Plus Large Cap****                                  4,683

Ascent*****                                               1,691
Crossroads*****                                             764
Legacy*****                                                 823

     *Mid Cap and Index Plus Bond commenced operations on February 4, 1998. **Value Opportunity, Real Estate and High Yield commenced operations on
      February 2, 1998.
   ***Index Plus Mid Cap and Index Plus Small Cap commenced operations on
      February 3, 1998.
  ****Index Plus Large Cap commenced operations on December 10, 1996. *****Ascent, Crossroads and Legacy Class A Shares commenced operations on
      January 20, 1997.


Fees in the amount of $658,067, $26,009 and $141,236, for the years ended October 31, 1999, 1998, and 1997, respectively, were waived for Money Market.

The Distribution Plans and Shareholder Services Plans continue from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution Plans may not be amended to increase the amount to be spent for the services provided by ACI without shareholder approval. All amendments to the Distribution Plans must be approved by the Board in the manner described above. The Distribution Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution Plans. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plans. No other interested person of the Funds has a financial interest in the Plans.

For the year ended October 31, 1999, approximately $447,933, $611,129, $1,201,749, $3,465,558 and $624,802 of the Company's total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers and compensation to sales personnel, respectively.

Other Payments to Securities Dealers

Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge.

The following table applies to Growth, International, Mid Cap, Small Company, Value Opportunity, Technology, Balanced, Growth and Income, Real Estate, and the Generation Funds:

When you invest this amount                           Amount of sales charge typically reallowed to dealers as a percentage of offering price

Under $50,000                                                                         5.00%
$50,000 or more but under $100,000                                                    3.75
$100,000 or more but under $250,000                                                   2.75
$250,000 or more but under $500,000                                                   2.00
$500,000 or more but under $1,000,000                                                 1.75

The following table applies to Bond Fund, Aetna Government Fund and High Yield:

When you invest this amount                           Amount of sales charge typically reallowed to dealers as a percentage of offering price

Under $50,000                                                                         4.00%
$50,000 or more but under $100,000                                                    3.75
$100,000 or more but under $250,000                                                   2.75
$250,000 or more but under $500,000                                                   1.75
$500,000 or more but under $1,000,000                                                 1.25

The following table applies to Index Plus Bond, Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap (collectively referred to as the Index Plus Funds):

When you invest this amount                           Amount of sales charge typically reallowed to dealers as a percentage of offering price

Under $50,000                                                                         2.50%
$50,000 or more but under $100,000                                                    2.00
$100,000 or more but under $250,000                                                   1.50
$250,000 or more but under $500,000                                                   1.00
$500,000 or more but under $1,000,000                                                 0.50

Securities dealers that sell Class A shares (other than shares of the Index Plus Funds) in amounts of $1 million or more may be entitled to receive the following commissions:

                                                                   Commission
o        on sales of $1 million to $3 million                         1.00%
o        on sales over $3 million to $20 million                      0.50%
o        on sales over $20 million                                    0.25%

Securities dealers that sell Class A shares of the Index Plus Funds in amounts of $1 million or more may be entitled to receive the following commissions:

                                                                   Commission
o        on sales of $1 million to $3 million                         0.50%
o        on sales over $3 million to $20 million                      0.25%
o        on sales over $20 million                                    0.25%

For sales of Class B shares, your securities dealer is paid an up-front commission equal to four percent (4%) of the amount sold. Beginning in the thirteenth month after the sale is made, ACI uses the 0.25% servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares, on a monthly basis.

For sales of Class C shares (other than Money Market), your securities dealer is paid an up-front commission based on the amount sold. The up-front commission is equal to one percent (1%) of the sales price, except that in the case of the Index Plus Funds, the up-front commission is equal to 0.75%. This up-front commission is an advance of the 0.25% servicing fee plus the 0.75% (0.50% in the case of the Index Plus Funds) distribution fee for the first year. Beginning in the thirteenth month after the sale is made, ACI uses the servicing fee and the distribution fee to compensate securities dealers, on a monthly basis.


ACI or its affiliates may make payments in addition to those described above to securities dealers that enter into agreements providing ACI with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.13% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

ACI or its affiliates may, from time to time, also make payments to clearing firms that offer networking services which make the Funds available to their customers. Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.


ACI has agreed to reimburse Financial Network Investment Corporation, an affiliate of ACI, for trading costs incurred in connection with trades through the Pershing brokerage clearing system.

Aeltus makes payments to AISI of 0.10% of total Money Market Class A assets held in customer accounts that designate AISI as the selling broker-dealer.


ACI may make payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Funds. These payments will not exceed 0.33% of the value of Fund shares sold as a result of such wholesaling efforts. For the period July 1 through August 31, 2000, ACI has agreed to pay AISI 0.48% of the value of Fund shares sold as a result of such wholesaling efforts. ACI may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets.



The value of a shareholder's investment will be unaffected by these payments.

                        PURCHASE AND REDEMPTION OF SHARES

Class I shares of the Company are purchased and redeemed at the applicable net asset value (NAV) next determined after a purchase or redemption order is received, as described in the Prospectus. Class B and Class C shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class B and Class C shares are redeemed at the applicable NAV next determined less any applicable contingent deferred sales charge (CDSC) after a redemption request is received, as described in the Prospectus. Class A shares of the Company are purchased at the applicable NAV next determined after a purchase order is received less any applicable front-end sales charge and redeemed at the applicable NAV next determined adjusted for any applicable CDSC after a redemption request is received, as described in the Prospectus.

Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of a Fund.

Any written request to redeem shares in amounts in excess of $50,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

Purchases and exchanges should be made for investment purposes only. The Funds reserve the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds define a "market timer" as an individual, or entity acting on behalf of one or more individuals, if (i) the individual or entity makes three or more exchange requests out of any Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

Front-end Sales Charge Waivers

Front-end sales charges will not apply if you are buying Class A shares with proceeds from the following sources:


1.   Redemptions from any Aeltus-advised Fund if you:
     o Originally paid a front-end sales charge on the shares and
     o Reinvest the money within 60 days of the redemption date.

2.   Redemptions from other mutual funds if you:
     o Originally paid a front-end sales charge on the shares and
     o Reinvest the money within 30 days of the redemption date.


The Fund's front-end sales charges will also not apply to Class A purchases by:



3. Employees of Aetna Inc. and its affiliates (including retired employees and members of employees' and retired employees' immediate families and board members and their immediate families), NASD registered representatives of ACI or any affiliated broker-dealers (including members of their immediate families) purchasing shares for their own accounts, and members of the Board (including members of their immediate families).


4. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either (1) directly in any Fund or through an unregistered separate account sponsored by Aetna or any affiliate thereof or (2) in a registered separate account sponsored by Aetna or any affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability.


5. Certain trust companies and bank trust departments investing on behalf of their clients.

6. Certain retirement plans that are sponsored by an employer and have plan assets of $500,000 or more.


7. Broker-dealers, registered investment advisers and financial planners that have entered into a selling agreement with ACI (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares) on behalf of clients.


8. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with ACI (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares) and their immediate family members, as allowed by the internal policies of their employer.


9.   Registered investment companies.


10.  Insurance companies (including separate accounts).


11. Shareholders of the Adviser Class at the time such shares were redesignated as Class A shares.


12.  Certain executive deferred compensation plans.



Contingent Deferred Sales Charge

Certain Class A shares, all Class B shares and all Class C shares (except for Money Market) are subject to a CDSC, as described in the Prospectus. There is no CDSC imposed on:

o redemptions of shares purchased through reinvestment of dividends or capital gains distributions;
o shares purchased more than two years (in the case of Class A shares), six years (in the case of Class B shares) or eighteen months (in the case of Class C shares) prior to the redemption; and
o  redemptions of Money Market Class A and Class C shares unless:
      o those shares were purchased through an exchange from another Fund within two years (in the case of Class A shares) or eighteen months (in the case of Class C shares) prior to the redemption; and

      o the original purchase of the shares exchanged was subject to a CDSC.

CDSC Waivers

The CDSC will be waived for:

o  Exchanges to other Funds of the same class;
o Redemptions following the death or disability of the shareholder or beneficial owner;
o Redemptions related to distributions from retirement plans or accounts under Internal Revenue Section 403(b) after you attain age 70 1/2.
o  Tax-free returns of excess contributions from employee benefit plans;
o Distributions from employee benefit plans, including those due to plan termination or plan transfer; and
o Redemptions made in connection with the Automatic Cash Withdrawal Plan (see Shareholder Services and Other Features), provided that such redemptions:
      o are limited annually to no more than 12% of the original account value;
      o   are made in equal monthly amounts, not to exceed 1% per month; and
      o the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $10,000.

Letter of Intent

You may qualify for a reduced sales charge when you buy Class A shares (other than Money Market), as described in the Prospectus. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in more than one Fund and will be effective only after notification to ACI that the investment qualifies for a discount. Your holdings in certain Funds (other than Money Market shares) acquired within 90 days of the day the Letter of Intent is filed will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in an equivalent amount.

Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If, at the end of the 13-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

Right of Accumulation/Cumulative Quantity Discount

A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares (excluding Money Market) of the Funds already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares (excluding Money Market), as well as those Class A shares (excluding Money Market) of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares (excluding Money Market) of the Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares (excluding Money Market) of the Funds to determine the front-end sales charge that applies.

To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of the Board, Aeltus (or EAM, in the case of Technology) has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' and EAM's policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus (or EAM, in the case of Technology) may also consider the sale of shares of the Funds and of other investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute the Funds' portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to Aeltus' and EAM's duty to obtain best execution.

Aeltus (or EAM, in the case of Technology) receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Funds as a component of other research services. Aeltus and EAM consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of Aeltus and EAM, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided.

Research services furnished by brokers through whom the Funds effect securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus or EAM to benefit the Funds.

Consistent with federal law, Aeltus or EAM may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of Aeltus and EAM, as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' or EAM's opinion as to which services and which means of payment are in the long-term best interests of the Funds.


The Funds have not effected and have no present intention of effecting, any brokerage transactions in portfolio securities with Aeltus, EAM or any other affiliated person of the Company.

Aeltus may buy or sell the same security at or about the same time for a Fund and another advisory client of Aeltus, including clients in which affiliates of Aeltus have an interest. EAM may also buy or sell the same security at or about the same time for a Fund and another advisory client of EAM, including clients in which affiliates of EAM have an interest. Either Aeltus or EAM, as the case may be, normally will aggregate the respective purchases or sales, and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of a Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows:

                                    For Year Ended            For Year Ended            For Year Ended
Fund Name                            Oct. 31, 1999             Oct. 31, 1998             Oct. 31, 1997
---------                            -------------             -------------             -------------

Growth                                  $462,377                 $347,005                   $170,182
International                            497,419                  428,858                    907,087
Mid Cap*                                  15,699                   16,093                        N/A
Small Company                            342,043                  189,609                    167,794
Value Opportunity**                       16,153                   15,334                        N/A
Balanced                                 106,837                   74,562                    131,989
Growth and Income                      1,575,747                2,363,653                  1,908,594
Real Estate**                              5,975                   21,212                        N/A
Bond Fund                                    275                        0                          0
Aetna Government Fund                      3,615                        0                          0
High Yield**                                   0                        0                          0
Money Market                                   0                        0                          0
Index Plus Bond*                               0                        0                          0
Index Plus Large Cap***                  278,464                   44,831                     15,942
Index Plus Mid Cap****                    11,440                   19,919                        N/A
Index Plus Small Cap****                   7,225                   27,474                        N/A
Ascent                                   145,421                  125,071                    113,789
Crossroads                               106,481                  100,787                     79,184
Legacy                                    47,787                   44,163                     47,247

    *Mid Cap and Index Plus Bond commenced operations on February 4, 1998. **Value Opportunity, Real Estate and High Yield commenced operations on
     February 2, 1998.
  ***Index Plus Large Cap commenced operations December 10, 1996.
 ****Index Plus Mid Cap and Index Plus Small Cap commenced operations on
     February 3, 1998.

For the year ended October 31, 1999, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

Company Name                              Commissions Paid on Total Transactions
------------                              --------------------------------------

Growth                                                    $68,688
International                                              27,324
Mid Cap                                                     1,140
Small Company                                              24,708
Value Opportunity                                           3,051
Balanced                                                    8,287
Growth and Income                                         318,858
Real Estate                                                   408
Index Plus Large Cap                                      131,819
Index Plus Mid Cap                                              0
Index Plus Small Cap                                            0
Ascent                                                     21,389
Crossroads                                                 15,008
Legacy                                                      5,815

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

The Company, Aeltus and ACI, and EAM have adopted Codes of Ethics (in accordance with Rule 17j-1 under the 1940 Act). The Codes of Ethics allow personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Fund. However, they are designed to prohibit a person from taking advantage of a Fund's trades or from acting on inside information. Each of the Codes of Ethics has been filed at and is available from the Securities and Exchange Commission.


                        SHAREHOLDER ACCOUNTS AND SERVICES

Systematic Investment

The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

Shareholder Information

The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of canceled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Automatic Cash Withdrawal Plan

A CDSC may be applied to withdrawals made under this plan. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Fund. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

Checkwriting Service

Checkwriting is available with Class A, Class C and Class I shares of Money Market. If the amount of the check is greater than the value of your shares, the check will be returned unpaid. In addition, checks written against shares purchased by check or Systematic Investment during the preceding 12 calendar days will be returned unpaid due to uncollected funds. You may select the checkwriting service by indicating your election on the application or by calling 1-800-367-7732. All notices with respect to checks must be given to the transfer agent.

Cross Investing

     Dividend Investing You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

     Systematic Exchange You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-367-7732.

Signature Guarantee

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a signature guarantee for redemption requests in amounts in excess of $50,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a signature guarantee with your written redemption instructions regardless of the amount of redemption.

The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request. You can obtain a signature guarantee from any one of the following institutions: a national or state bank (or savings bank in New York or Massachusetts only); a trust company; a federal savings and loan association; or a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges. Please note that signature guarantees are not provided by notary public.

                                 NET ASSET VALUE

The NAV per share of each class is computed by dividing each class' pro-rata share of a Fund's net assets less any liabilities specifically attributable to that class by the total number of shares outstanding for that class. The Fund's net assets include, among other things, the market value of any securities held by the Fund, any dividends or interest accrued but not collected, other assets adjusted by certain liabilities incurred for the benefit of the Fund, such as payables for securities purchased and certain accrued expenses.

Securities of the Funds are generally valued by independent pricing services which have been approved by the Board. The values for equity securities traded on registered securities exchanges (except as otherwise noted below) are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price. Readily marketable securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market are valued at the mean of the current bid and asked prices as reported by independent pricing sources. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Securities for which prices are not obtained from a pricing service are valued based upon the assessment of market-makers in those securities. Debt securities maturing in sixty days or less at the date of valuation, and all securities in Money Market, will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of foreign securities used in computing the NAV of the shares of a Fund are determined as of the earlier of such market close or the closing time of the NYSE. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the NYSE, or when the foreign market on which such securities trade is closed but the NYSE is open, which will not be reflected in the computation of NAV. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

                                   TAX STATUS

The following is only a limited discussion of certain additional tax considerations generally affecting each Fund. No attempt is made to present a detailed explanation of the tax treatment of each Fund and no explanation is provided with respect to the tax treatment of any Fund shareholder. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on the undistributed income of a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (taxable year election)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Foreign Investments

Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.


If more than 50% of International's total assets at the close of its fiscal year consist of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service (IRS) pursuant to which shareholders will be required to include their pro rata portions of foreign taxes paid by the Fund as income received by them. Shareholders may then either deduct such pro rata portion in computing their taxable income or use them as foreign tax credits against their U.S. income taxes. If International makes such an election, it will report annually to each shareholder the amount of foreign taxes to be included in income and then either deducted or credited. Alternatively, if the amount of foreign taxes paid by International is not large enough to warrant its making such an election, the Fund may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case shareholders would not be required to include any amount of foreign taxes paid by International in their income and would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount tax credit for taxes paid by the Fund.

                             PERFORMANCE INFORMATION

Performance information for each class of shares including the yield and effective yield of Money Market, the yield or dividend yield of Bond Fund, Aetna Government Fund, High Yield and Index Plus Bond and the total return of all Funds, may appear in reports or promotional literature to current or prospective shareholders.

Money Market Yield

Current yield for Money Market will be based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. This base period return is then multiplied by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return + 1)(365/7)] - 1

The yield and effective yield for Money Market for the seven days ended October 31, 1999 were 5.21% and 5.34%, respectively.

30-Day Yield for Certain Non-Money Market Funds

Quotations of yield at the public offering price (POP) for Bond Fund, Aetna Government Fund, High Yield and Index Plus Bond will be based on all investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and will be computed by dividing net investment income by the value of a share on the last day of the period, according to the following formula:

                           YIELD = 2[(a - b + 1)(6) - 1]
                                      -----
                                       cd
Where:

a = dividends and interest earned during the period b = the expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum POP per share on the last day of the period

For purposes of determining net investment income during the period (variable "a" in the formula), interest earned on debt obligations held by the fund is calculated each day during the period according to the formulas below, and then added together for each day in the period:

o Certain mortgage-backed, asset-backed and CMO securities: Generally, interest is computed by taking daily interest income (coupon rate times face value divided by 360 or 365, as the case may be) adjusted by that day's pro-rata share of the most recent paydown gain or loss from the security;

o Other debt obligations: Generally, interest is calculated by computing the yield to maturity of each debt obligation held based on the market value of the obligation (including current interest accrued) at the close of each day, dividing the result by 360 and multiplying the quotient by the market value of the obligation (including current accrued interest).

For purposes of this calculation, it is assumed that each month contains 30 days.

Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

For the 30-day period ended October 31, 1999:

                                                  Yield (at POP)
                                  ----------------------------------------------------------
Name of Fund                      Class A           Class B          Class C         Class I
------------                      -------           -------          -------         -------

Bond Fund                            5.29%            4.79%             4.77%         5.81%
Aetna Government Fund                5.17%            4.65%             4.67%         5.64%
High Yield                           8.95%            8.60%             8.65%         9.64%
Index Plus Bond                      5.93%            5.32%             5.61%         6.37%

The Company may also from time to time include quotations of yield for Class A that are not calculated according to the formula set forth above. Specifically, the Company may include yield for Class A at the NAV per share on the last day of the period, and not the maximum POP per share on the last day of the period. In which case, variable "d" in the formula will be:

         d = the NAV per share on the last day of the period.

For the 30-day period ended October 31, 1999:

                                                            Yield (at NAV)
     Name of Fund                                                Class A
     ------------                                           --------------

     Bond Fund                                                    5.55%
     Aetna Government Fund                                        5.43%
     High Yield                                                   9.40%
     Index Plus Bond                                              6.11%

Dividend Yield

Bond Fund, Aetna Government Fund, High Yield and Index Plus Bond may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on shares of a class from net investment income.

To calculate dividend yield, the most recent dividend of a class declared is multiplied by 12 (to annualize the yield) and divided by the current NAV. The formula is shown below:

            Dividend Yield = (Dividends paid x 12) / Net Asset Value

The Class A dividend yield may also be quoted with the public offering price
(POP) for Class A shares. The POP includes the maximum front-end sales charge. The dividend yield for Class B shares and Class C shares is calculated without considering the effect of contingent deferred sales charges.

The dividend yields for the 30-day dividend period ended October 31, 1999 were as follows:

           FUND                  CLASS A (NAV)          CLASS A (POP)           CLASS B           CLASS C
           ----                  -------------          -------------           -------           -------
Bond Fund                            5.05%                  4.81%                4.33%             4.33%
Aetna Government Fund                4.98%                  4.74%                4.22%             4.26%
High Yield                           9.37%                  8.93%                8.67%             8.60%
Index Plus Bond                      5.35%                  5.19%                4.68%             4.85%

Average Annual Total Return

Quotations of average annual total return for any Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over a period of one, five and ten years (or, if less, up to the life of the Fund), calculated pursuant to the formula:

                                 P(1 + T)(n) = ERV

Where:
P = a hypothetical initial payment of $1,000
T = an average annual total return
n = the number of years
ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof).

The Company may also from time to time include in such advertising a total return figure for Class A, Class B and/or Class C that is not calculated according to the formula set forth above.

Specifically, the Company may include performance for Class A that does not take into account payment of the applicable front-end sales load, or the Company may include performance for Class B or Class C that does not take into account the imposition of the applicable CDSC.

All the following figures are based on actual investment performance.

In February 1998, the Funds redesignated Adviser Class shares as Class A shares. For periods prior to the Class A inception date, Class A performance is calculated by using the performance of Class I (formerly Select Class) shares and deducting the Class A front-end sales load and internal fees and expenses of the Adviser Class. In March 1999, the Funds introduced Class B shares. For periods prior to the Class B inception date, Class B performance is calculated using the performance of Class I (formerly Select Class) shares, and deducting the internal fees and expenses applicable to the Class B shares. CDSC of 5.00% applies for all Class B shares redeemed in the first year, declining to 1.00% on Class B shares redeemed in the sixth year. No CDSC is charged thereafter. The Class B returns without CDSC are net of fund expenses only, and do not deduct a CDSC. In June 1998, the Funds introduced Class C shares. For periods prior to the Class C inception date, Class C performance is calculated using the performance of Class I (formerly Select Class) shares, and deducting the internal fees and expenses applicable to the Class C shares. CDSC applies for all Class C shares (except Money Market) redeemed prior to the end of the first eighteen months of ownership. The 1-year Class C returns without CDSC are net of fund expenses only, and do not deduct a CDSC. Neither a front-end sales load nor a CDSC applies to Class A or Class C shares of Money Market.

Total Return Quotations as of October 31, 1999:
-----------------------------------------------

CLASS I

            FUND NAME                  1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*

Money Market                            4.88%                  5.41%                   4.82%                  1/3/92
Aetna Government Fund                   0.58%                  7.01%                   5.56%                  1/4/94
Bond Fund                               1.56%                  7.15%                   6.30%                  1/3/92
Balanced                               14.79%                 16.40%                  12.37%                  1/3/92
Growth and Income                      23.00%                 22.01%                  15.79%                  1/3/92
Growth                                 37.09%                 25.65%                  23.21%                  1/4/94
Index Plus Large Cap                   29.05%                 N/A                     26.71%                 12/10/96
Small Company                          20.54%                 19.14%                  16.99%                  1/4/94
International                          28.10%                 15.55%                  12.30%                  1/3/92
Ascent Fund                            13.66%                 N/A                     15.36%                  1/4/95
Crossroads Fund                        10.31%                 N/A                     13.02%                  1/4/95
Legacy Fund                             7.99%                 N/A                     11.23%                  1/4/95
High Yield                              7.64%                 N/A                      0.37%                  2/2/98
Index Plus Bond                         0.61%                 N/A                      3.48%                  2/4/98
Index Plus Mid Cap                     23.14%                 N/A                     15.03%                  2/3/98
Index Plus Small Cap                   12.46%                 N/A                     -0.14%                  2/3/98

Mid Cap                                23.79%                 N/A                      8.38%                  2/4/98
Real Estate                            -2.59%                 N/A                    -11.36%                  2/2/98
Value Opportunity                      32.88%                 N/A                     17.65%                  2/2/98

CLASS A  (assuming payment of the front-end sales load)

            FUND NAME                  1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*

Aetna Government Fund                  -4.43%                 5.37%                    4.07%                  1/4/94
Bond Fund                              -3.39%                 5.52%                    4.99%                  1/3/92
Balanced                                7.89%                14.34%                   10.79%                  1/3/92
Growth and Income                      15.61%                19.93%                   14.23%                  1/3/92
Growth                                 28.91%                23.49%                   21.27%                  1/4/94
Index Plus Large Cap                   24.91%                 N/A                     24.86%                 12/10/96
Small Company                          13.25%                17.08%                   15.12%                  1/4/94
International                          20.41%                13.50%                   10.72%                  1/3/92
Ascent Fund                             6.83%                 N/A                     13.36%                  1/4/95
Crossroads Fund                         3.77%                 N/A                     11.05%                  1/4/95
Legacy Fund                             1.46%                 N/A                      9.29%                  1/4/95
High Yield                              2.29%                 N/A                     -2.63%                  2/2/98
Index Plus Bond                        -2.64%                 N/A                      1.44%                  2/4/98
Index Plus Mid Cap                     19.12%                 N/A                     12.73%                  2/3/98
Index Plus Small Cap                    8.77%                 N/A                     -2.10%                  2/3/98
Mid Cap                                16.29%                 N/A                      4.48%                  2/4/98
Real Estate                            -8.35%                 N/A                    -14.53%                  2/2/98
Value Opportunity                      24.95%                 N/A                     13.44%                  2/2/98

CLASS A  (without payment of the front-end sales load)

            FUND NAME                  1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*

Money Market                            4.88%                  5.41%                   4.82%                  1/3/92
Aetna Government Fund                   0.34%                  6.40%                   4.95%                  1/4/94
Bond Fund                               1.43%                  6.56%                   5.64%                  1/3/92
Balanced                               14.48%                 15.70%                  11.63%                  1/3/92
Growth and Income                      22.67%                 21.36%                  15.09%                  1/3/92
Growth                                 36.78%                 24.96%                  22.51%                  1/4/94
Index Plus Large Cap                   28.78%                 N/A                     26.18%                 12/10/96
Small Company                          20.16%                 18.48%                  16.30%                  1/4/94
International                          27.76%                 14.85%                  11.56%                  1/3/92
Ascent Fund                            13.35%                 N/A                     14.76%                  1/4/95
Crossroads Fund                        10.10%                 N/A                     12.42%                  1/4/95
Legacy Fund                             7.65%                 N/A                     10.64%                  1/4/95
High Yield                              7.39%                 N/A                      0.13%                  2/2/98
Index Plus Bond                         0.37%                 N/A                      3.23%                  2/4/98
Index Plus Mid Cap                     22.81%                 N/A                     14.72%                  2/3/98
Index Plus Small Cap                   12.13%                 N/A                     -0.38%                  2/3/98
Mid Cap                                23.38%                 N/A                      8.11%                  2/4/98
Real Estate                            -2.76%                 N/A                    -11.57%                  2/2/98
Value Opportunity                      32.57%                 N/A                     17.36%                  2/2/98

CLASS B  (assuming payment of the CDSC)

            FUND NAME                  1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*

Money Market                           -1.16%                  4.04%                   3.79%                  1/3/92
Aetna Government Fund                  -5.33%                  5.62%                   4.36%                  1/4/94
Bond Fund                              -4.15%                  5.79%                   5.26%                  1/3/92
Balanced                                8.68%                 15.03%                  11.26%                  1/3/92
Growth and Income                      16.62%                 20.59%                  14.63%                  1/3/92
Growth                                 30.82%                 24.24%                  21.93%                  1/4/94
Index Plus Large Cap                   22.87%                 N/A                     24.79%                 12/10/96
Small Company                          14.36%                 17.74%                  15.73%                  1/4/94
International                          21.88%                 14.22%                  11.21%                  1/3/92
Ascent Fund                             7.45%                 N/A                     13.96%                  1/4/95
Crossroads Fund                         4.28%                 N/A                     11.63%                  1/4/95
Legacy Fund                             1.86%                 N/A                      9.83%                  1/4/95
High Yield                              1.56%                 N/A                     -2.86%                  2/2/98
Index Plus Bond                        -5.15%                 N/A                      0.16%                  2/4/98
Index Plus Mid Cap                     16.85%                 N/A                     11.72%                  2/3/98
Index Plus Small Cap                    6.30%                 N/A                     -3.50%                  2/3/98
Mid Cap                                17.41%                 N/A                      5.03%                  2/4/98
Real Estate                            -8.24%                 N/A                    -14.21%                  2/2/98
Value Opportunity                      26.59%                 N/A                     14.39%                  2/2/98

CLASS B  (without payment of the CDSC)

            FUND NAME                  1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*

Money Market                            3.84%                  4.38%                   3.79%                  1/3/92
Aetna Government Fund                  -0.48%                  5.94%                   4.50%                  1/4/94
Bond Fund                               0.74%                  6.10%                   5.26%                  1/3/92
Balanced                               13.68%                 15.26%                  11.26%                  1/3/92
Growth and Income                      21.62%                 20.78%                  14.63%                  1/3/92
Growth                                 35.82%                 24.41%                  21.99%                  1/4/94
Index Plus Large Cap                   27.87%                 N/A                     25.47%                 12/10/96
Small Company                          19.36%                 17.95%                  15.82%                  1/4/94
International                          26.88%                 14.45%                  11.21%                  1/3/92
Ascent Fund                            12.45%                 N/A                     14.21%                  1/4/95
Crossroads Fund                         9.28%                 N/A                     11.90%                  1/4/95
Legacy Fund                             6.86%                 N/A                     10.12%                  1/4/95
High Yield                              6.56%                 N/A                     -0.68%                  2/2/98
Index Plus Bond                        -0.32%                 N/A                      2.44%                  2/4/98
Index Plus Mid Cap                     21.85%                 N/A                     13.82%                  2/3/98
Index Plus Small Cap                   11.30%                 N/A                     -1.20%                  2/3/98
Mid Cap                                22.41%                 N/A                      7.24%                  2/4/98
Real Estate                            -3.41%                 N/A                    -12.18%                  2/2/98
Value Opportunity                      31.59%                 N/A                     16.46%                  2/2/98

CLASS C  (assuming payment of the CDSC)

FUND NAME                              1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*

Aetna Government Fund                  -1.41%                  5.94%                   4.51%                  1/4/94
Bond Fund                              -0.30%                  6.09%                   5.25%                  1/3/92
Balanced                               12.64%                 15.25%                  11.25%                  1/3/92

Growth and Income                      20.68%                 20.79%                  14.64%                  1/3/92
Growth                                 34.80%                 24.40%                  21.99%                  1/4/94
Index Plus Large Cap                   27.42%                 N/A                     25.77%                 12/10/96
Small Company                          18.33%                 17.94%                  15.81%                  1/4/94
International                          26.01%                 14.47%                  11.22%                  1/3/92
Ascent Fund                            11.47%                 N/A                     14.21%                  1/4/95
Crossroads Fund                         8.30%                 N/A                     11.90%                  1/4/95
Legacy Fund                             5.88%                 N/A                     10.12%                  1/4/95
High Yield                              5.66%                 N/A                     -0.63%                  2/2/98
Index Plus Bond                        -0.84%                 N/A                      2.66%                  2/4/98
Index Plus Mid Cap                     21.44%                 N/A                     14.13%                  2/3/98
Index Plus Small Cap                   10.91%                 N/A                     -0.92%                  2/3/98
Mid Cap                                21.57%                 N/A                      7.32%                  2/4/98
Real Estate                            -4.48%                 N/A                    -12.25%                  2/2/98
Value Opportunity                      30.56%                 N/A                     16.44%                  2/2/98

CLASS C  (without payment of the CDSC)

            FUND NAME                  1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*

Money Market                            4.88%                  5.41%                   4.82%                  1/3/92
Aetna Government Fund                  -0.46%                  5.94%                   4.51%                  1/4/94
Bond Fund                               0.66%                  6.09%                   5.25%                  1/3/92
Balanced                               13.64%                 15.25%                  11.25%                  1/3/92
Growth and Income                      21.68%                 20.79%                  14.64%                  1/3/92
Growth                                 35.80%                 24.40%                  21.99%                  1/4/94
Index Plus Large Cap                   28.17%                 N/A                     25.77%                 12/10/96
Small Company                          19.33%                 17.94%                  15.81%                  1/4/94
International                          27.01%                 14.47%                  11.22%                  1/3/92
Ascent Fund                            12.47%                 N/A                     14.21%                  1/4/95
Crossroads Fund                         9.30%                 N/A                     11.90%                  1/4/95
Legacy Fund                             6.88%                 N/A                     10.12%                  1/4/95
High Yield                              6.65%                 N/A                     -0.63%                  2/2/98
Index Plus Bond                        -0.13%                 N/A                      2.66%                  2/4/98
Index Plus Mid Cap                     22.19%                 N/A                     14.13%                  2/3/98
Index Plus Small Cap                   11.66%                 N/A                     -0.92%                  2/3/98
Mid Cap                                22.57%                 N/A                      7.32%                  2/4/98
Real Estate                            -3.54%                 N/A                    -12.25%                  2/2/98
Value Opportunity                      31.56%                 N/A                     16.44%                  2/2/98
---------------

* The inception dates above represent the commencement of investment operations, which may not coincide with the effective date of the post-effective amendment to the registration statement through which the Funds were added.

Performance information for a Fund may be compared, in reports and promotional literature, to: (a) the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the Russell 3000 Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Intermediate Government Bond Index, Merrill Lynch High Yield Index, Salmon Brothers Broad Investment Grade Bond Index, Dow Jones Industrial Average, or other indices (including, where appropriate, a blending of indices) that measure performance of a pertinent group of securities widely regarded by investors as representative of the securities markets in general; (b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund.

From time to time, in reports or promotional literature, the Funds may discuss, or provide quotes or commentary of their current portfolio managers, strategists, and other investment personnel, with respect to: the economy; securities markets; portfolio securities and their issuers; investment philosophies; strategies; techniques and criteria used in the selection of securities to be purchased or sold for the Funds; the Funds' portfolio holdings, including the description or graphical representation of portfolio risk and other fundamental data; the investment research and analysis process; the formulation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters. The Funds may also quote or reprint all or a portion of evaluations or descriptions of fund performance and operations appearing in various independent publications.

From time to time, the Funds may also advertise their performance showing the cumulative value of an initial or periodic investment in the Funds in various amounts over specified periods, with capital gain and dividend distributions invested in additional shares or taken in cash, and with no adjustment for any income taxes (if applicable) payable by shareholders.

From time to time sales materials and advertisements may include comparisons of the cost of borrowing a specific amount of money at a given loan rate over a set period of time to the cost of a monthly investment program, over the same time period, which earns the same rate of return. The comparison may involve historical rates of return on a given index, or may involve performance of any of the Funds.

The Funds may also include in their advertising examples to illustrate basic investment concepts, including but not limited to systematic investment, the effects of compounding, and various tax related concepts, including tax deferred growth and tax equivalent yield.

                              FINANCIAL STATEMENTS

The Financial Statements and the independent auditors' reports, thereon, appearing in the Company's Annual Reports for the year ended October 31, 1999 are incorporated by reference in this Statement. The Company's Annual Reports are available upon request and without charge by calling 1-800-238-6254.



                                            Statement of Additional Information

                             AETNA SERIES FUND, INC.

                       AETNA PRINCIPAL PROTECTION FUND IV



             STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 30, 2000,
                            AS AMENDED JULY 11, 2000




This Statement of Additional Information (Statement) is not a Prospectus and should be read in conjunction with the current Prospectus for the Aetna Principal Protection Fund IV, a series of Aetna Series Fund, Inc. (Company). Capitalized terms not defined herein are used as defined in the Prospectus. The Company is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. This Statement applies only to the Aetna Principal Protection Fund IV (Fund).


A free copy of the Fund's Prospectus is available upon request by writing to the Fund at: 10 State House Square, Hartford, Connecticut 06103-3602, or by calling: 1-800-238-6254.

                                TABLE OF CONTENTS


GENERAL INFORMATION............................................................1
INVESTMENT OBJECTIVE AND RESTRICTIONS..........................................2
INVESTMENT TECHNIQUES AND RISK FACTORS.........................................3
OTHER CONSIDERATIONS...........................................................7
THE ASSET ALLOCATION PROCESS...................................................7
DIRECTORS AND OFFICERS OF THE FUND.............................................8
INVESTMENT ADVISORY AGREEMENT.................................................11
THE GUARANTY AGREEMENT........................................................11
ADMINISTRATIVE SERVICES AGREEMENT.............................................12
CUSTODIAN.....................................................................12
THE GUARANTOR.................................................................12
TRANSFER AGENT................................................................12
INDEPENDENT AUDITORS..........................................................12
PRINCIPAL UNDERWRITER.........................................................13
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS...........................13
PURCHASE AND REDEMPTION OF SHARES.............................................14
BROKERAGE ALLOCATION AND TRADING POLICIES.....................................17
SHAREHOLDER ACCOUNTS AND SERVICES.............................................18
NET ASSET VALUE...............................................................19
TAX STATUS....................................................................19
PERFORMANCE INFORMATION.......................................................20

                               GENERAL INFORMATION

Organization   The Company was incorporated under the laws of Maryland on June
17, 1991.

Series and Classes   Although the Company currently offers multiple series, this
Statement applies only to the Fund. The Board of Directors (Board) has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of the Fund are classified into two classes: Class A and Class B. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; and (d) voting rights on matters exclusively affecting a single class.

Capital Stock   Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights. Each share of the Fund has the same rights to share in dividends declared by the Fund. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Voting Rights   Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares of each class held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only interests of one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.


The Company's charter may be amended if the amendment is declared advisable by the Directors and approved by the shareholders of the Company by the affirmative vote of a majority of all votes entitled to be cast on the matter.


Shareholder Meetings   The Company is not required, and does not intend, to hold
annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Board or as required by the Investment Company Act of 1940, as amended (1940 Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

1940 Act Classification   The Company is a diversified open-end management
investment company, as defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

                      INVESTMENT OBJECTIVE AND RESTRICTIONS

The investment objective and certain investment policies of the Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without approval by the holders of the lesser of: (a) 67% of the shares of the Fund present at a shareholders' meeting if the holders of more than 50% of the shares then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, the Fund will not:

     (1) Borrow money, except that (a) the Fund may enter into certain futures contracts; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) the Fund may borrow money for temporary or emergency purposes in amounts not exceeding 15% of the value of its total assets at the time when the loan is made; and (d) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time the value of the Fund's assets fails to meet the 300% coverage requirement relative only to leveraging, the Fund shall, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

     (2) Act as an underwriter of securities except to the extent that, in connection with the disposition of securities by the Fund for its portfolio, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

     (3) Purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts (REITs), which deal in real estate or interests therein.

     (4) Make loans, except that, to the extent appropriate under its investment program, the Fund may purchase bonds, debentures or other debt securities, including short-term obligations and enter into repurchase transactions.

     (5) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis.

     (6) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer excluding securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or purchase more than 10% of the outstanding voting securities of any issuer.

     (7) Concentrate its investments in any one industry except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.


Where the Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment, or any other change. With respect to fundamental policy number (7) above, industry classifications are determined in accordance with the classifications established by the Standard & Poor's Corporation.

The Fund also has adopted certain other investment policies and restrictions reflecting the current investment practices of the Fund, which may be changed by the Board and without shareholder vote. Under such policies and restrictions, the Fund will not:

     (1) Mortgage, pledge or hypothecate its assets except in connection with loans of securities as described in (4) above, borrowings as described in (1) above, and permitted transactions involving options, futures contracts and options on such contracts.

     (2) Invest in companies for the purpose of exercising control or management.

     (3) Make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of futures contracts in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

Futures and Other Derivative Instruments

The Fund may use certain derivative instruments, described below and in the Prospectus, as a means of achieving its investment objective. The Fund may invest up to 30% of its assets in lower risk derivatives for hedging or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs.

The following provides additional information about those derivative instruments the Fund may use.

Futures Contracts   The Fund may enter into futures contracts subject to the
restrictions described below under "Additional Restrictions on the Use of Futures Contracts." The Fund will only enter into futures contracts on the S&P 500 Index and U.S. Treasury securities. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date.

There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to the Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the instruments or securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of future contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by the Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in the Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to the Fund. These daily payments to and from the Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, the Fund will mark-to-market the current value of its open futures contracts. The Fund expects to earn interest income on its initial margin deposits.

When the Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

The Fund may purchase and sell futures contracts under the following conditions:
(a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets at market value at the time of entering into a contract, (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts, and (c) the notional value of all U.S. Treasury futures shall not exceed 50% of the market value of all corporate bonds.

Additional Restrictions on the Use of Futures Contracts   CFTC regulations
require that to prevent the Fund from being a commodity pool, the Fund enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, the Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by it in the cash market.

Zero Coupon Securities

The Fund may invest in U.S. Treasury, agency or corporate zero coupon securities maturing on or within 90 days preceding the Maturity Date. U.S. Treasury or agency zero coupon securities shall be limited to non-callable, non-interest bearing obligations and shall include STRIPS (Separate Trading of Registered Interest and Principal of Securities); CATS (Certificates of Accrual on Treasury Securities); TIGRs (Treasury Investment Growth Receipts) and TRs (Generic Treasury Receipts). Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Zero coupon securities issued by corporations are also subject to the risk that in the event of a default, the Fund may realize no return on its investment.

Additional Risk Factors in Using Derivatives

In addition to any risk factors which may be described elsewhere in this section, or in the Prospectus, the following sets forth certain information regarding the potential risks associated with the Fund's transactions in derivatives.

Risk of Imperfect Correlation   The Fund's ability to hedge effectively all or a
portion of its portfolio through transactions in futures on securities and indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlates with movements in the value of the assets being hedged. If the value of the assets being hedged does not move in the same amount or direction as the underlying security or index, the hedging strategy for the Fund might not be successful and it could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

Potential Lack of a Liquid Secondary Market   Prior to exercise or expiration, a
futures position may be terminated only by entering into a closing sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In such event, it may not be possible to close out a position held by the Fund which could require it to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio, or the relevant portion thereof.

The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


Risk of Predicting Interest Rate Movements   Investments in futures contracts on
fixed income securities involve the risk that if the judgment of Aeltus Investment Management, Inc. (Aeltus) concerning the general direction of interest rates is incorrect, the overall performance of the Fund may be poorer than if it had not entered into any such contract. For example, if the Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.


Trading and Position Limits   Each contract market on which futures contracts
are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Company does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Fund.

Counterparty Risk   With some derivatives there is also the risk that the
counterparty may fail to honor its contract terms, causing a loss for the Fund.

Foreign Securities

The Fund may invest in depositary receipts of foreign companies included in the S&P 500. Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts are typically American Depositary Receipts (ADRs), which are designed for U.S. investors and held either in physical form or in book entry form. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

Real Estate Securities

The Fund may invest in real estate securities through interests in REITs, provided the REIT is included in the S&P 500. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, or both. Investing in stocks of real estate-related companies presents certain risks that are more closely associated with investing in real estate directly than with investing in the stock market generally, including: periodic declines in the value of real estate, generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (e.g. zoning laws) that impair the rights of real estate owners; and adverse developments in the real estate industry.

Bank Obligations

The Fund may invest in obligations issued by domestic banks (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit).

Illiquid Securities

The Fund may invest in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Securities that may be resold under Rule 144A under the Securities Act of 1933, as amended (1933 Act) or securities offered pursuant to Section 4(2) of the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. Aeltus shall determine whether a particular security is deemed to be illiquid based on the trading markets for the specific security and other factors. Illiquid securities will not exceed 15% of net assets of the Fund.

Corporate Bonds

The Fixed Component may consist of non-callable corporate bonds, provided that no less than 40% of the Fund's assets are allocated to the Equity Component. Any corporate bond purchased must mature on a date no more than three years before or after the Maturity Date. In addition, each such bond must be rated AA- or higher by S&P or Aa3 or higher by Moody's, provided that if both S&P and Moody's have issued a rating on the security, such rating shall be no less than AA-/Aa3. If a corporate bond is downgraded below this level, Aeltus shall divest the security within 15 business days following the public announcement of such downgrade. No more than 2% of the Fund's assets shall be invested in corporate debt securities of any issuer or its affiliates at the time of investment therein.

                              OTHER CONSIDERATIONS

Acceptance of Deposits During Guarantee Period

The Fund reserves the right to accept additional deposits during the Guarantee Period and to discontinue this practice at its discretion at any time.

                          THE ASSET ALLOCATION PROCESS

In pursuing the Fund's investment objective, Aeltus looks to allocate assets among the Equity Component and the Fixed Component. The allocation of assets depends on a variety of factors, including, but not limited to, the then prevailing level of interest rates, equity market volatility, the market value of Fund assets, and the Maturity Date. If interest rates are low (particularly at the inception of the Guarantee Period), Fund assets may be largely invested in the Fixed Component in order to increase the likelihood of meeting the investment objective. In addition, if during the Guarantee Period the equity markets experienced a major decline, the Fund's assets may become largely or entirely invested in the Fixed Component in order to increase the likelihood of meeting the investment objective.

The initial allocation of Fund assets between the Equity Component and the Fixed Component will be determined principally by the prevailing level of interest rates and the volatility of the stock market at the beginning of the Guarantee Period. If at the inception of the Guarantee Period interest rates are low, more assets may have to be allocated to the Fixed Component. Aeltus will monitor the allocation of the Fund's assets on a daily basis.

The asset allocation process will also be affected by Aeltus' ability to manage the Fixed Component. If the Fixed Component provides a return better than that assumed by Aeltus' proprietary model, fewer assets would have to be allocated to the Fixed Component. On the other hand, if the performance of the Fixed Component is poorer than expected, more assets would have to be allocated to the Fixed Component, and the ability of the Fund to participate in any subsequent upward movement in the equity market would be limited.


The process of asset reallocation results in additional transaction costs such as brokerage commissions. The Fund will likely incur increased transactional costs during periods of high volatility. To moderate such costs, Aeltus has built into its proprietary model a factor that will require reallocations only when Equity Component and Fixed Component values have deviated by more than certain minimal amounts since the last reallocation.

                       DIRECTORS AND OFFICERS OF THE FUND

The investments and administration of the Fund are under the supervision of the Board. The Directors and executive officers of the Fund and their principal occupations for the past five years are listed below. Those Directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). Directors and officers hold the same positions with other investment companies in the same Fund Complex: Aetna GET Fund, Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna Generation Portfolios, Inc., and Aetna Variable Portfolios, Inc.

--------------------------------- ------------------------------ --------------------------------------------------
                                                                    PRINCIPAL OCCUPATION DURING PAST FIVE
              NAME,                      POSITION(S) HELD          YEARS (AND POSITIONS HELD WITH AFFILIATED
          ADDRESS AND AGE                WITH EACH FUND          PERSONS OR PRINCIPAL UNDERWRITERS OF THE FUND)

--------------------------------- ------------------------------ --------------------------------------------------
J. Scott Fox*                     Director and President         Director, Managing Director, Chief
10 State House Square             (Principal Executive           Operating Officer, Chief Financial Officer,
Hartford, Connecticut             Officer)                       Aeltus Investment Management, Inc.,
Age 45                                                           October 1997 to present; Director, Managing
                                                                 Director, Chief Operating Officer, Chief
                                                                 Financial Officer, Aeltus Capital, Inc.,
                                                                 November 1997 to present; Director and
                                                                 Senior Vice President, Aetna Life Insurance
                                                                 and Annuity Company, March 1997 to
                                                                 February 1998; Director, Managing Director,
                                                                 Chief Operating Officer, Chief Financial
                                                                 Officer and Treasurer, Aeltus Investment
                                                                 Management, Inc., April 1994 to March
                                                                 1997.
--------------------------------- ------------------------------ --------------------------------------------------
Wayne F. Baltzer                  Vice President                 Vice President, Aeltus Capital, Inc., May
10 State House Square                                            1998 to present; Vice President, Aetna
Hartford, Connecticut                                            Investment Services, Inc., July 1993 to May
Age 56                                                           1998.
--------------------------------- ------------------------------ --------------------------------------------------
Albert E. DePrince, Jr.           Director                       Professor, Middle Tennessee State
3029 St. Johns Drive                                             University, 1991 to present.
Murfreesboro, Tennessee
Age 59
--------------------------------- ------------------------------ --------------------------------------------------
Stephanie A. DeSisto              Vice President,                Vice President, Mutual Fund Accounting,
10 State House Square             Treasurer and Chief            Aeltus Investment Management, Inc.,
Hartford, Connecticut             Financial Officer              November 1995 to present; Director, Mutual
Age 46                            (Principal Financial and       Fund Accounting, Aetna Life Insurance and
                                  Accounting Officer)            Annuity Company, August 1994 to
                                                                 November 1995.
--------------------------------- ------------------------------ --------------------------------------------------

                                       8




--------------------------------- ------------------------------ --------------------------------------------------

Amy R. Doberman                   Secretary                      General Counsel, Aeltus Investment
10 State House Square                                            Management, Inc., February 1999 to present;
Hartford, Connecticut                                            Vice President, General Counsel and
Age 38                                                           Secretary, Aeltus Capital, Inc., April 1998 to
                                                                 present; Counsel, Aetna Retirement Services,
                                                                 Inc., December 1996 to present; Attorney,
                                                                 Securities and Exchange Commission, March
                                                                 1990 to November 1996.
--------------------------------- ------------------------------ --------------------------------------------------
Maria T. Fighetti                 Director                       Manager/Attorney, Health Services, New
325 Piermont Road                                                York City Department of Mental Health,
Closter, New Jersey                                              Mental Retardation and Alcohol Services,
Age 56                                                           1973 to present.
--------------------------------- ------------------------------ --------------------------------------------------
David L. Grove                    Director                       Private Investor; Economic/Financial
5 The Knoll                                                      Consultant, December 1985 to present.
Armonk, New York
Age 82
--------------------------------- ------------------------------ --------------------------------------------------

John Y. Kim*                   Director                          Director, President, Chief Executive Officer,
10 State House Square                                            Chief Investment Officer, Aeltus Investment
Hartford, Connecticut                                            Management, Inc., December 1995 to
Age 39                                                           present; Director and President, Aeltus Capital,
                                                                 Inc., March 1996 to present; President and Chief
                                                                 Investment Officer, Aetna Life Insurance and
                                                                 Annuity Company, May 2000 to present; Director,
                                                                 Aetna Life Insurance and Annuity Company, February
                                                                 1995 to present; Senior Vice President, Aetna Life
                                                                 Insurance and Annuity Company, September 1994 to
                                                                 May 2000.


--------------------------------- ------------------------------ --------------------------------------------------
Sidney Koch                       Director                       Financial Adviser, self-employed, January
455 East 86th Street                                             1993 to present.
New York, New York
Age 65
--------------------------------- ------------------------------ --------------------------------------------------
Frank Litwin                      Vice President                 Managing Director, Aeltus Investment
10 State House Square                                            Management, Inc., August 1997 to present;
Hartford, Connecticut                                            Managing Director, Aeltus Capital, Inc., May
Age 50                                                           1998 to present; Vice President, Fidelity
                                                                 Investments Institutional Services Company,
                                                                 April 1992 to August 1997.
--------------------------------- ------------------------------ --------------------------------------------------

Shaun P. Mathews*                 Director                       Vice President/Senior Vice President, Aetna
151 Farmington Avenue                                            Life Insurance and Annuity Company, March 1991
Hartford, Connecticut                                            to present; Director, Aetna Life Insurance and
                                                                 Annuity Company, March 1991 to May 2000; Director,
                                                                 Aetna Investment Services, Inc., July 1993 to
                                                                 present; Senior Vice President, Aetna Investment
                                                                 Services, Inc., July 1993 to February, 1999.

--------------------------------- ------------------------------ --------------------------------------------------

                                       9



--------------------------------- ------------------------------ --------------------------------------------------
Corine T. Norgaard                Director                       Dean of the Barney School of Business,
556 Wormwood Hill                                                University of Hartford (West Hartford, CT),
Mansfield Center, Connecticut                                    August 1996 to present; Professor,
Age 63                                                           Accounting and Dean of the School of
                                                                 Management, SUNY Binghamton
                                                                 (Binghamton, NY), August 1993 to August
                                                                 1996
--------------------------------- ------------------------------ --------------------------------------------------
Richard G. Scheide                Director                       Trust and Private Banking Consultant, David
11 Lily Street                                                   Ross Palmer Consultants, July 1991 to
Nantucket, Massachusetts                                         present.
Age 71
-------------------------------- ------------------------------ ---------------------------------------------------


During the fiscal year ended October 31, 1999, members of the Board who are also directors, officers or employees of Aetna Inc. and its affiliates were not entitled to any compensation from the Fund. As of October 31, 1999, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.


------------------------------ ------------------- ---------------------------------
                                   AGGREGATE
       NAME OF PERSON          COMPENSATION FROM     TOTAL COMPENSATION FROM THE
          POSITION                  COMPANY            COMPANY AND FUND COMPLEX
------------------------------ ------------------- ---------------------------------

Corine Norgaard                     $10,103                    $73,500
Director
------------------------------ ------------------- ---------------------------------

Sidney Koch                          10,103                     73,500
Director
------------------------------ ------------------- ---------------------------------

Maria T. Fighetti*                   10,361                     75,375
Director
------------------------------ ------------------- ---------------------------------

Richard G. Scheide                   10,790                     78,500
Director, Chairperson
Audit Committee
------------------------------ ------------------- ---------------------------------

David L. Grove*                      10,790                     78,500
Director
------------------------------ ------------------- ---------------------------------

Albert E. DePrince, Jr.**            10,361                     75,375
Director, Chairperson
Contract Committee

------------------------------ ------------------- ---------------------------------

* During the fiscal year ended October 31, 1999, Ms. Fighetti and Dr. Grove elected to defer compensation in the amount of $24,000 and $78,500, respectively.

**Dr. DePrince replaced Dr. Grove as Chairperson of the Contract Committee as of April 2000.

                          INVESTMENT ADVISORY AGREEMENT

The Fund entered into an investment advisory agreement (Advisory Agreement) appointing Aeltus as the investment adviser of the Fund. Under the Advisory Agreement, and subject to the supervision of the Board, Aeltus has responsibility for supervising all aspects of the operations of the Fund including the selection, purchase and sale of securities. Under the Advisory Agreement, Aeltus is given the right to delegate any or all of its obligations to a subadviser. Aeltus is an indirect wholly-owned subsidiary of Aetna Inc.

The Advisory Agreement provides that Aeltus is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as officers or members of the Board, and that the Fund is responsible for payment of all other of its costs.

For the services under the Advisory Agreement, Aeltus will receive an annual fee, payable monthly, as described in the Prospectus.

The service mark of the Fund and the name "Aetna" have been adopted by the Fund with the permission of Aetna Services, Inc. (ASI). Their continued use is subject to the right of ASI to withdraw this permission in the event Aeltus or another subsidiary or affiliate of Aetna Inc. should not be the investment adviser of the Fund.

                             THE GUARANTY AGREEMENT

The Fund guarantees that on the Maturity Date each shareholder will receive no less than the Guarantee per Share for each share held. The Guarantee per Share will equal the net asset value (NAV) on the last day of the Offering Period, and thereafter will be adjusted to reflect any dividends and distributions made by the Fund. A shareholder who automatically reinvests all dividends and distributions and does not redeem any shares during the Guarantee Period will receive, in the aggregate, no less than his or her account value at the inception of the Guarantee Period. The Fund's Guarantee is backed by an unconditional and irrevocable guarantee from MBIA Insurance Corporation (MBIA) pursuant to an insurance policy issued by MBIA to the Company for the benefit of the Fund.

MBIA, Aeltus and the Company have entered into a Financial Guaranty Agreement specifying the rights and obligations of Aeltus and MBIA with respect to the Fund. The Financial Guaranty Agreement is unconditional and irrevocable and will remain in place through the Maturity Date. The Financial Guaranty Agreement provides that, if Aeltus fails to comply with specific investment parameters as more fully described below, MBIA may direct Aeltus to cure the breach within a prescribed period of time. If Aeltus fails to do so, MBIA may direct trades on behalf of the Fund in order to bring the Fund back into compliance with these investment parameters, and consistent with the Fund's investment objective and strategies.

Aeltus, in managing the Fund, allocates assets to the Equity and Fixed Components. The types of securities which may be held in the Equity Component or the Fixed Component are set forth in the Prospectus and in this Statement (Eligible Security). In the event that Aeltus acquires a security that is not an Eligible Security, MBIA has the right under the Financial Guaranty Agreement to direct Aeltus to sell that security and replace it with an Eligible Security within three business days. In the event Aeltus does not sell the security, MBIA reserves the right to direct the Custodian to sell that security and replace it with an Eligible Security.


The specific formula for the Fund's allocation of assets between the Fixed and Equity Components is set forth in the Financial Guaranty Agreement. In the event that MBIA determines that the allocation of assets is inconsistent with the Financial Guaranty Agreement, MBIA can direct the custodian to sell securities and replace them with such Eligible Securities as are necessary to bring the Fund's allocation of assets in compliance with the terms of the Financial Guaranty Agreement.

Finally, if Aeltus breaches any other terms of the Financial Guaranty Agreement, Aeltus has 15 business days to cure the breach. If there is written notification from MBIA of a breach and the breach remains uncured after 15 business days, MBIA will have the right to direct the custodian to buy and sell Eligible Securities.

After any default has been cured (whether by Aeltus or by changes in market prices or as a result of actions taken by MBIA), MBIA has no further right to direct the custodian with respect to that default.

                        ADMINISTRATIVE SERVICES AGREEMENT


Pursuant to an Administrative Services Agreement, Aeltus acts as administrator and provides certain administrative and shareholder services necessary for the Fund's operations and is responsible for the supervision of other service providers. The services provided by Aeltus include: (a) internal accounting services; (b) monitoring regulatory compliance, such as reports and filings with the Commission and state securities commissions; (c) preparing financial information for proxy statements; (d) preparing semi-annual and annual reports to shareholders; (e) calculating the NAV and Guarantee per Share;
(f) preparation of certain shareholder communications; (g) supervising the custodian and transfer agent; and (h) reporting to the Board. For its services, Aeltus is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets.


                                    CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258, serves as custodian for the assets of the Fund. The custodian does not participate in determining the investment policies of the Fund nor in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

In addition to serving as the custodian of the Fund's assets, the custodian or its affiliate, Russell/Mellon Analytical Services, LLC, will monitor both the allocation of assets and the securities held within the Equity Component and the Fixed Component and report on the same to both Aeltus and MBIA. The custodian is authorized to accept orders from MBIA made pursuant to the Financial Guaranty Agreement.

                                  THE GUARANTOR

MBIA, 113 King Street, Armonk, New York 10504 serves as the Guarantor to the Fund pursuant to a written agreement with Aeltus and the Company. The Financial Guaranty Agreement is unconditional and irrevocable and will remain in place through the Maturity Date. Pursuant to the terms of the Financial Guaranty Agreement, MBIA will issue to the Company for the benefit of the Fund an insurance policy to support the Fund's Guarantee. MBIA is one of the world's premier financial guarantee companies and a leading provider of investment management products and services. MBIA and its subsidiaries provide financial guarantees to municipalities and other bond issuers. MBIA also guarantees structured asset-backed and mortgage-backed transactions, selected corporate bonds and obligations of high-quality financial institutions.

                                 TRANSFER AGENT

PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 serves as the transfer agent and dividend-paying agent to the Fund.

                              INDEPENDENT AUDITORS

KPMG LLP, CityPlace II, Hartford, Connecticut 06103 serves as independent auditors to the Fund. KPMG LLP provides audit services, assistance and consultation in connection with the Commission filings.

                              PRINCIPAL UNDERWRITER


Aeltus Capital, Inc. (ACI) has agreed to use its best efforts to distribute the shares as the principal underwriter of the Fund pursuant to an Underwriting Agreement between it and the Fund. The Agreement was approved on April 12, 2000 to continue through December 31, 2000. The Underwriting Agreement may be continued from year to year thereafter if approved annually by the Directors and by a vote of a majority of the Directors who are not "interested persons," as that term is defined in the 1940 Act, of the Fund, appearing in person at a meeting called for the purpose of approving such Agreement, or by a vote of holders of a majority of the Fund's shares. This Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days' written notice by the Directors or by vote of holders of a majority of the Fund's shares without the payment of any penalty.


               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Fund shares are distributed by ACI. With respect to Class A shares of the Fund, ACI is paid an annual distribution fee at the rate of 0.25% of the value of average daily net assets attributable to those shares under a Distribution Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). With respect to Class B shares of the Fund, ACI is paid an annual distribution fee at the rate of 0.75% of the value of average daily net assets attributable to those shares under a Distribution Plan. The distribution fee for a specific class may be used to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, Statements and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The distribution fee for Class B shares may also be used to pay the financing costs of accruing certain unreimbursed expenses. ACI may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.

Class B shares are also subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1. Under the Shareholder Services Plan, ACI is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. The Service Fee will be used by ACI primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts.

ACI is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Distribution or Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

The Distribution Plans and Shareholder Services Plan continue from year to year, provided such continuance is approved annually by vote of the Board, including a majority of independent Directors. The Distribution Plans may not be amended to increase the amount to be spent for the services provided by ACI without shareholder approval. All amendments to the Distribution Plans must be approved by the Board in the manner described above. The Distribution Plans may be terminated at any time, without penalty, by vote of a majority of the independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution Plans. All persons who are under common control with the Fund could be deemed to have a financial interest in the Plans. No other interested person of the Fund has a financial interest in the Plans.

Other Payments to Securities Dealers

Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge.

When you invest this amount                    Amount of sales charge typically reallowed to dealers as a percentage of offering price

Under $50,000                                                                   4.00%
$50,000 or more, but under $100,000                                             3.75
$100,000 or more, but under $250,000                                            3.00
$250,000 or more, but under $500,000                                            2.00
$500,000 or more, but under $1,000,000                                          1.50

Securities dealers that sell Class A shares in amounts of $1 million or more may be entitled to receive the following commissions:


                                                                                Commission
    o   on sales of $1 million to $3 million;                                     1.00%
    o   on sales over $3 million to $20 million; and                              0.50%
    o   on sales over $20 million.                                                0.25%


For sales of Class B shares, your securities dealer is paid an up-front commission equal to 4% of the amount sold. Beginning in the thirteenth month after the sale is made, ACI uses the 0.25% servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares, on a monthly basis.

These breakpoints are reset every 12 months for purposes of additional purchases. ACI may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply.


ACI or its affiliates may make payments in addition to those described above to securities dealers that enter into agreements providing ACI with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.13% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

ACI or its affiliates may, from time to time, also make payments to clearing firms that offer networking services which make the Fund available to their customers. Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.


ACI has agreed to reimburse Financial Network Investment Corporation, an affiliate of ACI, for trading costs incurred in connection with trades through the Pershing brokerage clearing system.

ACI may make payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Fund. These payments will not exceed 0.33% of the value of Fund shares sold as a result of such wholesaling efforts. For the period July 1 through August 31, 2000, ACI has agreed to pay AISI 0.48% of the value of Fund shares sold as a result of such wholesaling efforts. ACI may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets.


The value of a shareholder's investment will be unaffected by these payments.


                        PURCHASE AND REDEMPTION OF SHARES


Class A shares of the Company are purchased at the NAV of the Fund next determined after a purchase order is received less any applicable front-end sales charge. Class B shares of the Company are purchased at the NAV of the Fund next determined after a purchase order is received. All purchase orders must be received by the transfer agent by no later than September 5, 2000 (August 7, 2000 in the case of IRA rollovers).


Class A shares are redeemed at the NAV of the Fund next determined adjusted for any applicable CDSC after a redemption request is received. Class B shares are redeemed at the NAV of the Fund next determined less any applicable contingent deferred sales charge (CDSC) after a redemption request is received. ANY REDEMPTIONS MADE FROM THE FUND PRIOR TO THE MATURITY DATE WILL BE MADE AT NAV, WHICH MAY BE HIGHER OR LOWER THAN THE NAV AT THE INCEPTION OF THE GUARANTEE PERIOD. MOREOVER, AMOUNTS REDEEMED PRIOR TO THE MATURITY DATE ARE NOT ELIGIBLE FOR THE GUARANTEE.

Payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the New York Stock Exchange (NYSE) is restricted as determined by the Securities and Exchange Commission (Commission) or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of the Fund.

Any written request to redeem shares in amounts in excess of $50,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

The Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, the Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

Purchases should be made for investment purposes only. The Fund reserves the right to reject any specific purchase request.

Front-end Sales Charge Waivers


The front-end sales charge will not apply to Class A purchases if you are:


1. Employees of Aetna Inc. and its affiliates (including retired employees and members of employees' and retired employees' immediate families and board members and their immediate families), NASD registered representatives of ACI or any affiliated broker-dealers (including members of their immediate families) purchasing shares for their own accounts, and members of the Board (including their immediate families).
2. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either (1) directly in any Fund or through an unregistered separate account sponsored by Aetna or any affiliate thereof or (2) in a registered separate account sponsored by Aetna Life Insurance and Annuity Company or any affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability.
3. Certain trust companies and bank trust departments investing on behalf of their clients.
4. Certain retirement plans that are sponsored by an employer and have plan assets of $500,000 or more.

5. Broker-dealers, registered investment advisers and financial planners that have entered into a selling agreement with ACI (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares) on behalf of clients.
6. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with ACI (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares) and their immediate family members, as allowed by the internal policies of their employer.
7.  Registered investment companies.
8.  Insurance companies (including separate accounts).
9. Shareholders of the Adviser Class at the time such shares were designated as Class A shares.
10. Certain executive deferred compensation plans.


Contingent Deferred Sales Charge

Certain Class A shares and all Class B shares are subject to a CDSC, as described in the Prospectus. There is no CDSC imposed on Class A shares purchased more than two years prior to the redemption.

CDSC Waivers

The CDSC will be waived for:

    o Redemptions following the death or disability of the shareholder or beneficial owner;
    o Redemptions related to distributions from retirement plans or accounts under Internal Revenue Code (Code) Section 403(b) after you attain age 70 1/2;
    o   Tax-free returns of excess contributions from employee benefit plans;
        and
    o Distributions from employee benefit plans, including those due to plan termination or plan transfer.

Letter of Intent

You may qualify for a reduced sales charge when you buy Class A shares, as described in the Prospectus. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment in the Fund (or in certain other series of the Company) will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in the Fund (and in certain other series of the Company) and will be effective only after notification to ACI that the investment qualifies for a discount. Your holdings in the Fund (and in certain other Series of the Company) acquired within 90 days of the day the Letter of Intent is filed will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in certain other Series of the Company in an equivalent amount.

Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If, at the end of the 13-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. Such an adjustment will be made at NAV and will not be eligible for the Guarantee. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

Right of Accumulation/Cumulative Quantity Discount

A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares of the Series already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of certain other Class A shares you own, as well as certain Class A shares of your spouse and children under the age of 21. If you are the sole owner of the Fund, you may also add any other accounts, including retirement plan accounts invested in certain Class A shares of the Company. Companies with one or more retirement plans may add together the total plan assets invested in certain Class A shares of the Series to determine the front-end sales charge that applies.

To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

Additional Rights

The Fund retains certain rights, including the rights to: refuse orders to purchase shares; vary its requirements for initial or additional investments, reinvestments, retirement and employee benefit plans, sponsored arrangements and similar programs; and change or discontinue its sales charge waivers and orders acceptance practices.

                    BROKERAGE ALLOCATION AND TRADING POLICIES


Subject to the supervision of the Board, Aeltus has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus may also consider the sale of shares of registered investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute the Fund's portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to Aeltus' duty to obtain best execution.


Aeltus receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Fund. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Fund and other investment companies, services related to the execution of trades on behalf of the Fund and advice as to the valuation of securities, the providing of equipment used to communicate research information and specialized consultations with Fund personnel with respect to computerized systems and data furnished to the Fund as a component of other research services. Aeltus considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in the Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. Aeltus' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided. When the trader believes that more than one broker can provide best execution, preference may be given to brokers that provide additional services to Aeltus.

Research services furnished by brokers through whom the Fund effects securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus to benefit the Fund.

Consistent with federal law, Aeltus may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or
(2) by means of separate, non-commission payments. Aeltus' judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' opinion as to which services and which means of payment are in the long-term best interests of the Fund.

The Fund has no present intention of effecting any brokerage transactions in portfolio securities with Aeltus or any other affiliated person.

The Fund, another series of the Company, another advisory client of Aeltus or Aeltus itself, may desire to buy or sell the same security at or about the same time. In such a case, the purchases or sales will normally be aggregated, and then allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In some cases the smaller orders will be filled first. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of the funds and/or accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.


The Company, Aeltus and ACI have adopted a Code of Ethics (in accordance with Rule 17j-1 under the 1940 Act). The Code of Ethics allow personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Fund. However, they are designed to prohibit a person from taking advantage of a Fund's trades or from acting on inside information. Each of the Codes of Ethics has been filed at and is available from the Securities and Exchange Commission.


                        SHAREHOLDER ACCOUNTS AND SERVICES

Shareholder Information

The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of canceled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Signature Guarantee

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a signature guarantee for redemption requests in amounts in excess of $50,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a signature guarantee with your written redemption instructions regardless of the amount of redemption.

The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request. You can obtain a signature guarantee from any one of the following institutions: a national or state bank (or savings bank in New York or Massachusetts only); a trust company; a federal savings and loan association; or a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges. Please note that signature guarantees are not provided by notaries public.

                                 NET ASSET VALUE


The NAV per share of each class is computed by dividing each class' pro-rata share of a Fund's net assets less any liabilities specifically attributable to that class by the total number of shares outstanding for that class. The Fund's net assets include, among other things, the market value of any securities held by the Fund, any dividends or interest accrued but not collected, other assets adjusted by certain liabilities incurred for the benefit of the Fund, such as payables for securities purchased and certain accrued expenses.

Securities of the Fund are generally valued by independent pricing services which have been approved by the Board. The values for equity securities traded on registered securities exchanges (except as otherwise noted below) are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price. Readily marketable securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market are valued at the mean of the current bid and asked prices as reported by independent pricing sources. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Securities for which prices are not obtained from a pricing service are valued based upon the assessment of market-makers in those securities. Debt securities maturing in sixty days or less at the date of valuation, and all securities in Money Market, will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of foreign securities used in computing the NAV of the shares of a Fund are determined as of the earlier of such market close or the closing time of the NYSE. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the NYSE, or when the foreign market on which such securities trade is closed but the NYSE is open, which will not be reflected in the computation of NAV. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.


                                   TAX STATUS

The following is only a limited discussion of certain additional tax considerations generally affecting the Fund. No attempt is made to present a detailed explanation of the tax treatment of the Fund and no explanation is provided with respect to the tax treatment of any shareholder. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.
                                       19

Qualification as a Regulated Investment Company

The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Foreign Investments

Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on the undistributed income of a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (taxable year election)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Taxes in Relation to the Guarantee


In the event MBIA is required to make a guarantee payment to the Fund, this payment will likely be characterized as a capital gain to the Fund. You should consult your tax professional for assistance in evaluating the tax implications of investing in the Fund.


Any withholding of taxes on distributions by the Fund will result in a reduction of the benefit under the Guarantee.

                             PERFORMANCE INFORMATION

Performance information for each class of shares, including the total return of the Fund, may appear in reports or promotional literature to current or prospective shareholders.

Average Annual Total Return

Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over a period of one and five years (or, if less, up to the life of the Fund), calculated pursuant to the formula:
                                P(1 + T)(n) = ERV

Where:
P      =  a hypothetical initial payment of $1,000
T      =  an average annual total return
n      =  the number of years
ERV    =  the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1 or 5 year period at the end of the 1 or 5 year period (or fractional portion thereof).

The Fund may also from time to time include in such advertising a total return figure for Class A and/or Class B that is not calculated according to the formula set forth above. Specifically, the Fund may include performance for Class A that does not take into account payment of the applicable front-end sales load, or the Company may include performance for Class B that does not take into account the imposition of the applicable CDSC.

Performance information for the Fund may be compared, in reports and promotional literature, to: (a) the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index, or other indices (including, where appropriate, a blending of indices) that measure performance of a pertinent group of securities widely regarded by investors as representative of the securities markets in general;
(b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund.

From time to time sales materials and advertisements may include comparisons of the cost of borrowing a specific amount of money at a given loan rate over a set period of time to the cost of a monthly investment program, over the same time period, which earns the same rate of return. The comparison may involve historical rates of return on a given index, or may involve performance of the Fund.



                                     Statement of Additional Information

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